UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐      Preliminary Proxy Statement

☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders, which is being held on Tuesday, June 10, 2014 at 10:00 a.m. Eastern Time at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019.

You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign and return the proxy card in the envelope that is provided.

Sincerely yours,

/s/ Charles F. Dolan Charles F. Dolan Executive Chairman

April 29, 2014

AMC NETWORKS INC., 11 PENN PLAZA, NEW YORK, NY 10001

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

AMC Networks Inc.

The Annual Meeting of Stockholders of AMC Networks Inc. (the “Company”) will be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019 on Tuesday, June 10, 2014, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of Directors.
2.	Ratification of appointment of independent registered public accounting firm.
3.	Conduct such other business properly brought before the meeting.

Only stockholders of record on April 14, 2014 may vote at the meeting.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the impact of the Company’s annual meeting on the environment.

Your vote is important. We urge you to vote as soon as possible by telephone, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign and return the proxy card in the envelope provided.

ADMISSION TICKET REQUIRED FOR ADMISSION TO THE ANNUAL MEETING

An admission ticket is required if you wish to attend the annual meeting in person. You can obtain and print your admission ticket at www.proxyvote.com or call 1-866-232-3037. You will need the 12-digit control number which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. For more details, see General Information, “How do I attend the 2014 Annual Meeting in person? What do I need to bring?” of the Proxy Statement.

By order of the Board of Directors,

/s/ Anne G. Kelly Anne G. Kelly
Senior Vice President and Secretary

New York, New York

April 29, 2014

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2014

GENERAL INFORMATION

Questions and Answers You May Have About our Annual Meeting and Voting

In this proxy statement, the words “Company,” “we,” “us,” “our” and “AMC Networks” refer to AMC Networks Inc., a Delaware corporation. “AMC Networks Inc.” refers to AMC Networks Inc. individually as a separate entity. We refer to the U.S. Securities and Exchange Commission as the “SEC” and The NASDAQ Stock Market LLC as “NASDAQ.” This proxy statement is first being sent to stockholders on April 29, 2014.

Who may vote at the Annual Meeting?

Holders of our Class A Common Stock and holders of our Class B Common Stock, as recorded in our stock register on April 14, 2014 (the “Record Date”), may vote at the meeting. On April 14, 2014, there were 60,592,891 shares of Class A Common Stock and 11,484,408 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of six candidates to the board of directors of AMC Networks (the “Board of Directors” or “Board”). Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of eight candidates to the Board. As a result of their ownership of Class B Common Stock, Charles F. Dolan, certain members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock and to approve Proposal 2 regardless of how other shares are voted.

Why did I receive a Notice of Internet Availability for Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, we have sent a Notice of Internet Availability for Proxy Materials (the “Notice”) to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is “householding” and how does it affect me?

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2013, unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold AMC Networks stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Wells Fargo Shareowner Services, 1110 Centre Pointe Curve, Suite 101, MAC N9173-010, Mendota Heights, MN 55120 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Wells Fargo Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions on how to:

•	View the Company’s proxy materials for the annual meeting on the Internet; and

•	Instruct the Company to send future proxy materials to you electronically by email. The Company’s proxy materials are also available at http://www.proxyvote.com.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you revoke it.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

How do I vote?

You may vote in advance of the annual meeting by telephone, over the Internet or by a proxy. You may also vote in person at the meeting. If you choose to vote by mail, please sign and return the proxy card in the envelope provided. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

What votes need to be present to hold the Annual Meeting?

In order to carry on the business of the Annual Meeting, we need a majority of the votes represented by the shares of the Company’s Class A Common Stock and Class B Common Stock outstanding on April 14, 2014 to be present, in person or by proxy. If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class is required for such action.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable rules to vote your shares on the ratification of KPMG LLP as the Company’s independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class A Common Stock. Election of directors by the holders of Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class B Common Stock. Approval of Proposal 2 requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and holders of Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of Proposal 1 because abstentions and broker non-votes are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may re-vote via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the annual meeting to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001, Attention: Corporate Secretary.

How will my shares be voted at the Annual Meeting?

The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this Proxy Statement (Proposal 1), as applicable based on whether you are a holder of Class A Common Stock or Class B Common Stock; and

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2014 (Proposal 2).

Who pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities. In addition, we have retained D.F. King & Co., Inc. to solicit proxies at a cost of $15,000 plus reimbursement for out-of-pocket expenses. We will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the Annual Meeting in person? What do I need to bring?

This year an admission ticket will be required if you desire to attend the annual meeting in person. To be admitted to the 2014 annual meeting, you must have been a stockholder at the close of business on the record date of April 14, 2014 or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the annual meeting.

To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter your 12-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on May 30, 2014. For questions about admission to the annual meeting, please call 1-866-232-3037.

Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m., on May 28, 2014 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see Other Matters, “Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons, attendees may also be subject to security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

CORPORATE GOVERNANCE

AMC Networks Inc. was incorporated on March 9, 2011 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (Cablevision Systems Corporation and its subsidiaries are referred to as “Cablevision”). On June 30, 2011 (the “Distribution Date”), Cablevision spun off the Company (the “Distribution”) and the Company became an independent public company. In connection with the Distribution, Cablevision contributed all of the membership interests of Rainbow Media Holdings LLC (“RMH”) to the Company. RMH owned, directly or indirectly, the businesses included in Cablevision’s Rainbow Media segment. Both Cablevision and the Company continue to be controlled by Charles F. Dolan, certain members of his immediate family and certain family related entities.

AMC Networks Inc. is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on NASDAQ under the symbol “AMCX.” As a result, we are generally subject to NASDAQ corporate governance listing standards.

Corporate Governance Guidelines

Our Board has adopted our Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at http://investors.amcnetworks.com. A copy may be obtained by writing to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001, Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Board Members

Under our Corporate Governance Guidelines, our non-management directors may meet in executive sessions with no members of management present. The non-management directors may specify the procedure to designate the director who may preside at any such executive session. Non-management directors who are not independent under the rules of NASDAQ may participate in these executive sessions, but directors who are independent under the rules of NASDAQ must meet separately in regularly scheduled executive sessions at least twice each year.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, AMC Networks Inc., 11 Penn Plaza, New York, NY 10001. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network, Inc., which has been designated to act as a confidential contact organization for these purposes, at 1-888-217-8076.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance under the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of

Company assets, and equal employment opportunity and harassment. The full text of the code is available on our website at http://investor.amcnetworks.com. In addition, a copy may be obtained by writing to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001, Attention: Corporate Secretary.

Director Independence

Our Board has elected for the Company to be treated as a “controlled company” under NASDAQ’s corporate governance rules, and, as a result, the Company is not required to comply with the corporate governance rules of NASDAQ requiring: (i) a majority of independent directors on our Board of Directors, (ii) an independent compensation committee and (iii) an independent corporate governance and nominating committee. Our Board of Directors has elected not to comply with the NASDAQ requirement for a majority of independent directors on our board and an independent corporate governance and nominating committee because of our status as a controlled company. We do comply with the requirement for an independent compensation committee. Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our stockholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Our Board has determined that each of the following non-employee directors is “independent” within the meaning of the rules of NASDAQ and the SEC: Messrs. Neil M. Ashe, Jonathan F. Miller, Carl E. Vogel, Robert C. Wright and Dr. Leonard Tow. In making the determination as to the independence of each director, the Board considered all relationships between that director and the Company and its affiliates. The Board noted that with respect to Dr. Leonard Tow, the Board considered Dr. Tow’s service as an outside director of Cablevision, but determined it was not material and that Dr. Tow was independent.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated fourteen director candidates named below. Of the fourteen nominees for director, six are to be elected by the Class A stockholders and eight are to be elected by the Class B stockholders. All fourteen director candidates, except for Jonathan F. Miller, who was appointed on October 16, 2013, were elected by the respective Class A and Class B stockholders at the previous annual meeting of the Company’s stockholders held on June 6, 2013, and all candidates are hereby nominated for a term to expire at the 2015 annual meeting of the Company’s stockholders.

The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable based on whether you are a holder of Class A Common Stock or Class B Common Stock.

If a nominee for election as a director by the Class A stockholders becomes unavailable before the election, the Company representatives named in the Class A proxy card would be authorized to vote for a replacement nominee for election as a director by the Class A stockholders if the Board names one. If a Class B director nominee becomes unavailable before the election, the persons named in the Class B proxy card would be authorized to vote for a replacement Class B director nominee if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

Directors Elected by Class A Common Stockholders

NEIL M. ASHE — Age 46

Director since June 30, 2011

Mr. Ashe is President and Chief Executive Officer, Walmart Global eCommerce since January 2012. President of CBS Interactive from July 2008 to March 2011 and from March 2011 to July 2011 Special Advisor to the Chief Executive Officer of CBS Corporation. Chief Executive Officer of CNET Networks, Inc. from October 2006 to July 2008. Mr. Ashe is a member of the Board of Regents of Georgetown University. During the past five years, Mr. Ashe was a director of CNET Networks.

In light of Mr. Ashe’s business leadership and management experience gained as the president and the chief executive officer of major internet content and information providers, including content relating to a major television network, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

JONATHAN F. MILLER — Age 57

Director since October 16, 2013

Mr. Miller is a partner in Advancit Capital, a private investment firm. He was the Chairman and Chief Executive Officer of News Corporation’s digital media group and News Corporation’s Chief Digital Officer from April 2009 until October 2012. Mr. Miller had previously been a founding partner of Velocity Interactive Group, an investment firm focusing on digital media and the consumer Internet, from its inception in February 2007 until April 2009. Prior to founding Velocity Interactive Group, Mr. Miller served as Chief Executive Officer of America Online, Inc. from August 2002 to December 2006. Prior to joining America Online, Inc., Mr. Miller served as Chief Executive Officer and President of USA Networks Information and Services, a predecessor to IAC/InterActiveCorp. Mr. Miller is currently a member of the Board of Directors of TripAdvisor, Inc., Shutterstock, Inc. and Houghton Mifflin Harcourt. Mr. Miller also serves on the Board of Trustees of the American Film Institute and the Paley Center for the Media and is a member of the International Academy of Television Arts & Sciences.

In light of Mr. Miller’s extensive knowledge of the media industry acquired through his high level executive roles at News Corporation, American Online, Inc. and USA Networks Information as well as management experience, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

ALAN D. SCHWARTZ — Age 64

Director since June 30, 2011

Mr. Schwartz is Executive Chairman of Guggenheim Partners, LLC since 2009. Consultant for Rothschild Inc. from 2008 to 2009. President of The Bear Stearns Companies, Inc. from 2007 to 2008; Chief Executive Officer of The Bear Stearns Companies, Inc. from January 2008 to March 2008; President and Co-Chief Operating Officer of The Bear Stearns Companies, Inc. from 2001 to 2008; and Co-President of Bear Stearns & Co. from 2001 to 2007. Mr. Schwartz is also a director of The Madison Square Garden Company and Marvin & Palmer Associates, Inc. He is a trustee of Duke University and a member of the boards of the Robin Hood Foundation, MENTOR: The National Mentoring Partnership, St. Vincent’s Services for Children and NYU Medical Center.

In light of Mr. Schwartz’s experience as an investment banker, his experience as a senior executive of other businesses and his service as a director of other public companies and charitable institutions, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

LEONARD TOW — Age 85

Director since June 30, 2011

Dr. Tow is Chief Executive Officer of New Century Holdings LLC, an outdoor advertising company, since January 2005. Chairman and Chief Executive Officer of Citizens Communications Company from 1990 to September 2004. Dr. Tow is also a director of Cablevision and was a director of Citizens Communications Company from 1989 to 2004. Dr. Tow also serves as Chairman of the Tow Foundation, a trustee of the Brooklyn College Foundation, a trustee of Columbia University Mailman School of Public Health, and a member of the board of the Lincoln Center Theater.

In light of Dr. Tow’s experience as a founder and chief executive officer of a major cable television company, his experience as the chief executive officer of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

CARL E. VOGEL — Age 56

Director since June 6, 2013

Mr. Vogel serves as a senior advisor to the Chairman of Dish Network Corporation (“DISH”), which provides pay-TV services, and served as President of DISH from September 2006 until February 2008 and Vice Chairman of DISH from June 2005 until March 2009. Mr. Vogel is also the president and sole stockholder of Bulldog Capital, Inc., a private investment firm, a senior advisor and operating partner with The Gores Group, a private equity firm and the Chairman of Imagine Communications (formerly known as Harris Broadcasting). From October 2007 until March 2009, Mr. Vogel served as the Vice Chairman of the board of directors of, and as a Senior Advisor to, EchoStar Communications Corporation. From 2001 until 2005, Mr. Vogel served as the President and CEO of Charter Communications Inc., which is a cable television and broadband services provider. Prior to joining Charter, Mr. Vogel worked as an executive officer in various capacities for companies affiliated with Liberty Media. Mr. Vogel is also a director of DISH, Universal Electronics Corporation, Shaw Communications, Inc., Sirius XM Radio Inc., and Ascent Capital Corporation.

In light of Mr. Vogel’s extensive knowledge of the media industry acquired through his high level executive roles at DISH, Charter Communications Inc. and Liberty Media as well as his accounting experience acquired through his work as a certified public accountant and his role as a chief executive and senior finance executive of public companies, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

ROBERT C. WRIGHT — Age 71

Director since June 30, 2011

Mr. Wright is Senior Adviser of THL Investment Capital since 2008. He served as Vice Chairman of General Electric Company and President, Chief Executive Officer and Chairman of NBC and NBC Universal from 1986 to 2007. Mr. Wright is also a director of Polo Ralph Lauren Corporation and Mission Product LLC. Mr. Wright has served on the boards of General Electric Company, NBC Universal, RAND Corporation and EMI Group Ltd. He is a trustee of the New York Presbyterian Hospital and co-founder of Autism Speaks.

In light of Mr. Wright’s extensive business leadership and management experience at a major television network and leading media and entertainment company and his service as a director of other public companies, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

Directors Elected by Class B Common Stockholders

WILLIAM J. BELL — Age 74

Director since June 30, 2011

Mr. Bell is Consultant to Cablevision since 2005 and has held various positions at Cablevision and its predecessor since 1979, including as its Vice Chairman and Chief Financial Officer until 2004.

In light of Mr. Bell’s experience in various positions with Cablevision since 1979, including as its former Vice Chairman and Chief Financial Officer, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

CHARLES F. DOLAN — Age 87

Director since March 9, 2011

Mr. Charles F. Dolan is Executive Chairman of the Company since June 2011. Chairman of Cablevision since 1985. Chief Executive Officer of Cablevision from 1985 to October 1995. Founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985. Established Manhattan Cable Television in 1961 and Home Box Office in 1971. He serves as a director of Cablevision and The Madison Square Garden Company. Charles F. Dolan is the father of James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, and the father-in-law of Kristin A. Dolan and Brian G. Sweeney.

In light of Mr. Dolan’s experience as founder, his service as Chairman of Cablevision and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

JAMES L. DOLAN — Age 58

Director since March 9, 2011

Mr. James L. Dolan is Chief Executive Officer of Cablevision since October 1995. President of Cablevision from June 1998 to April 2014. Executive Chairman of The Madison Square Garden Company since July 2009. Chairman of The Madison Square Garden Company since October 1999. Chief Executive Officer of Rainbow Media Holdings, Inc. from September 1992 to October 1995. Vice President of Cablevision from 1987 to September 1992. He serves as a director of Cablevision and The Madison Square Garden Company. Mr. Dolan was director of Live Nation Entertainment, Inc. from June 2011 to February 2013. Mr. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the brother of Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber and the brother-in-law of Brian G. Sweeney.

In light of Mr. Dolan’s experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

KRISTIN A. DOLAN — Age 48

Director since June 30, 2011

Ms. Kristin A. Dolan is Chief Operating Officer of Cablevision since April 2014. President, Optimum Services of Cablevision from April 2013 to April 2014. Senior Executive Vice President of Product Management and Marketing of Cablevision from November 2011 to April 2013. Senior Vice President of Cablevision from 2003 to 2011. She serves as a director of Cablevision and The Madison Square Garden Company. Ms. Kristin A. Dolan is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney and Marianne Dolan Weber.

In light of Ms. Dolan’s experience in various positions with Cablevision since 1990, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

PATRICK F. DOLAN — 62

Director since June 30, 2011

Mr. Patrick F. Dolan is President of News 12 Networks, a subsidiary of Cablevision, since February 2002. Vice President of News 12 Networks from September 1995 to February 2002. News Director of News 12 Long Island, a subsidiary of Cablevision, from December 1991 to September 1995. He serves as a director of Cablevision. Mr. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Thomas C. Dolan and Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan and Brian G. Sweeney.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1989, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

THOMAS C. DOLAN — Age 61

Director since June 30, 2011

Mr. Thomas C. Dolan is Executive Vice President-Strategy and Development, Office of the Chairman of Cablevision since September 2008. Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005. Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001. Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996. General Manager of the Cablevision’s East End Long Island cable system from November 1991 to July 1994. System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. He serves as a director of Cablevision and The Madison Square Garden Company. Mr. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Patrick F. Dolan and Marianne Dolan Weber and the brother- in-law of Kristin A. Dolan and Brian G. Sweeney.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board. See Item 3, “Legal Proceedings — Other Legal Matters” of our Annual Report on Form 10-K for a discussion of a lawsuit filed by Mr. Dolan against RMH and Cablevision.

BRIAN G. SWEENEY — Age 49

Director since June 30, 2011

Mr. Brian G. Sweeney is President of Cablevision since April 2014. Senior Executive Vice President, Strategy and Chief of Staff of Cablevision from January 2013 to April 2014. Senior Vice President — eMedia of Cablevision from January 2000 to December 2012. He serves as a director of Cablevision and The Madison Square Garden Company. Mr. Sweeney is the son-in-law of Charles F. Dolan and the brother-in-law of James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber.

In light of Mr. Sweeney’s experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

MARIANNE DOLAN WEBER — Age 56

Director since June 30, 2011

Ms. Marianne Dolan Weber was Chairman of The Dolan Family Foundation from September 1999 through December 2011 and Chairman of The Dolan Children’s Foundation from September 1999 through December 2011. President of The Dolan Family Foundation from 1986 to September 1999. President of The Dolan Children’s Foundation from 1997 to September 1999. Manager of Dolan Family Office, LLC from 1997 through December 2011. She serves as a director of Cablevision and The Madison Square Garden Company. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan, Patrick F. Dolan and Thomas C. Dolan and the sister-in-law of Kristin A. Dolan and Brian G. Sweeney.

In light of Ms. Dolan Weber’s experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and the Dolan Children’s Foundation, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company and Cablevision, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

BOARD OF DIRECTORS

General

The Board oversees the business of AMC Networks and monitors the performance of management. The Board does not involve itself in day-to-day operations. The business address for each director is c/o AMC Networks Inc., 11 Penn Plaza, New York, NY 10001. Each director is a citizen of the United States.

The Board met five times between January 1, 2013 and December 31, 2013. During that time, each of our directors attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served during such time, with the exceptions of Mr. Alan D. Schwartz and Ms. Marianne Dolan Weber. We also encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board. With the exception of Messrs. Neil M. Ashe, Thomas C. Dolan, Alan D. Schwartz and Ms. Marianne Dolan Weber, all of the directors attended the 2013 annual meeting.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors will evaluate possible candidates to recommend to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers nominees for Class A Directors recommended by holders of our Class A Common Stock. Nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2015 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s By-laws. See Other Matters, “Stockholder Proposals for 2015 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of Class B Common Stock to assure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation, which vest exclusively in the holders of our Class B Common Stock the right to elect our Class B Directors.

Board Leadership Structure

Our Board has chosen to separate the roles of Executive Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. Charles F. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Mr. Joshua W. Sapan, with responsibility for day-to-day management of the Company.

Risk Management Oversight

The oversight of risk management is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in monitoring risk management. The Audit Committee discusses the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. AMC Networks believes that its executive compensation program, with its emphasis on long-term performance, its close connection to Company-wide and divisional performance and its significant equity components, is designed to align the executives’ compensation with the Company’s long-term strategy and growth and, as a result, does not encourage excessive risk taking. Our Compensation Committee has considered the issue of the Company’s exposure to risk in establishing and implementing our executive compensation programs.

Director Compensation

Each non-employee director receives a base fee of $50,000 per year and $2,000 per Board, committee or non-management director meeting attended in person or by telephone. Non-employee directors also receive $10,000 annually per committee chairmanship and $5,000 annually per committee membership. A director who is a Company employee receives no additional compensation for serving as a director.

We also pay our non-employee directors compensation in restricted stock units. Each non-employee director receives an annual grant of restricted stock units for the number of shares of Class A Common Stock equal in value to $110,000 divided by the twenty trading day average closing price concluding on the day prior to the annual stockholders’ meeting. The 2013 award of restricted stock units was granted to our non-employee directors on June 6, 2013 under our 2011 Amended and Restated Stock Plan for Non-Employee Directors. The restricted stock units that the non-employee directors receive are fully vested on the date of grant and settled in stock, or at the Compensation Committee’s election, in cash, upon the first business day following 90 days after service on the Board ceases. Such awards are granted pursuant to our 2011 Amended and Restated Stock Plan for Non-Employee Directors.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each of our non-employee directors from January 1, 2013 through December 31, 2013. Directors who are employees of the Company receive no additional compensation for service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (5)	Total ($)
Neil M. Ashe	96,627	103,814	—	—	—	200,441
Jonathan F. Miller	15,507	115,426	—	—	—	130,933
Alan D. Schwartz	56,000	103,814	—	—	—	159,814
Leonard Tow	106,000	103,814	—	—	—	209,814
Carl E. Vogel	53,809	103,814	—	—	—	157,623
Robert C. Wright	75,954	103,814	—	—	—	179,768
William J. Bell	60,000	103,814	—	—	—	163,814
James L. Dolan	58,000	103,814	—	—	—	161,814
Kristin A. Dolan	58,000	103,814	—	—	—	161,814
Patrick F. Dolan	60,000	103,814	—	—	—	163,814
Thomas C. Dolan	58,000	103,814	—	—	—	161,814
Brian G. Sweeney	60,000	103,814	—	—	—	163,814
Marianne Dolan Weber	56,000	103,814	—	—	—	159,814

(1)

These amounts represent base fees, meeting fees and committee fees earned. The amounts reported do not include the Company’s reimbursements of reasonable out-of-pocket expenses incurred by each non-employee director in attending Board and Committee meetings.

(2)

This column reflects the fair market value as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, based on the closing stock price on the date of the grant of (i) 1,672 restricted stock units granted to each non-employee director (other than Jonathan F. Miller) on June 6, 2013 and (ii) 1,648 restricted stock units granted to Jonathan F. Miller, a non-employee director, on October 16, 2013.

(3)

For each non-employee director, the aggregate number of restricted stock units held as of December 31, 2013 is as follows: Mr. Neil M. Ashe, 7,976 units; Mr. Jonathan F. Miller, 1,648 units; Mr. Alan D. Schwartz, 7,976 units; Dr. Leonard Tow, 7,976 units; Mr. Carl E. Vogel, 1,672 units; Mr. Robert C. Wright, 7,976 units; Mr. William J. Bell, 7,976 units; Mr. James L. Dolan, 7,976 units; Ms. Kristin A. Dolan, 7,976 units; Mr. Patrick F. Dolan, 7,976 units; Mr. Thomas C. Dolan, 7,976 units; Mr. Brian G. Sweeney, 7,976 units and Ms. Marianne Dolan Weber, 7,976 units.

(4)	No stock options were awarded between January 1, 2013 and December 31, 2013 in connection with the directors’ service to the Company.

(5)

The Company encouraged its directors to attend certain events relating to its business at the Company’s expense to gain a better understanding of the Company’s business and products. The value of these benefits is not included in the table as permitted by SEC rules because the aggregate amount of perquisites did not exceed $10,000 for any director.

Board Committees

Our Board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

Our Audit Committee met four times between January 1, 2013 and December 31, 2013. From January 1, 2013 through June 6, 2013, the Audit Committee consisted of Dr. Tow (Chair), Mr. Ashe and Mr. Wright. From June 6, 2013 through October 16, 2013, the Audit Committee consisted of Mr. Vogel (Chair), Dr. Tow and Mr. Wright. Currently, the Audit Committee consists of Mr. Vogel (Chair), Dr. Tow and Mr. Miller. The primary purposes and responsibilities of our Audit Committee are to: (a) assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm; (b) appoint, retain or terminate the Company’s independent registered public accounting firm and to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm; (c) review the appointment and replacement of the head of our internal audit department; (d) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints; (e) review and approve related party transactions that are required to be disclosed under SEC rules, other than those submitted for approval by a committee of independent directors under the Company’s Related Party Transaction Approval Policy; (f) conduct and review with the Board an annual performance evaluation of the Audit Committee; (g) prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement; (h) review and reassess the Audit Committee charter at least annually; and (i) report to the Board on a regular basis. The text of our Audit Committee charter is available on our website at http://investors.amcnetworks.com/governance.cfm. A copy may be obtained by writing to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001, Attention: Corporate Secretary.

As discussed above, our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both NASDAQ and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Mr. Miller, Dr. Tow and Mr. Vogel is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under Corporate Governance, “Communicating with Our Directors.”

Compensation Committee

Our Compensation Committee met seven times between January 1, 2013 and December 31, 2013. From January 1, 2013 through June 6, 2013, the Compensation Committee consisted of Mr. Ashe (Chair) and Dr. Tow. Currently, the Compensation Committee consists of Dr. Tow (Chair) and Mr. Vogel. The primary purposes of our Compensation Committee are to: (a) establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs; (b) review and approve corporate goals and objectives relevant to the compensation of our Executive Chairman and President and Chief Executive Officer (the “CEO”), evaluate their performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation; (c) make recommendations to the Board with respect to the compensation of our executive officers (other than the Executive Chairman and the CEO) who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Executive Chairman and the CEO, the “Senior Employees”); (d) approve any new equity compensation plan or material changes to an existing plan; (e) oversee the activities of the committee or committees administering our retirement and benefit plans; (f) in consultation with management, oversee regulatory compliance with respect to compensation matters; (g) determine and approve any severance or similar termination payments to be made to Senior Employees (current or former); (h) determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies; (i) prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement; (j) conduct and review with the Board an annual performance evaluation of the Compensation Committee; and (k) report to the Board on a regular basis, but not less than annually. The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time. The text of our Compensation Committee charter is available on our website at http://investors.amcnetworks.com/governance.cfm. A copy may be obtained by writing to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001; Attention: Corporate Secretary.

The Compensation Committee reviews the performance of the Executive Chairman and CEO, evaluates their performance in light of those goals and objectives and determines and approves the compensation levels for the Executive Chairman and CEO based on this evaluation. In determining the long-term incentive component compensation for the Executive Chairman and CEO, the Compensation Committee considers, among other factors, the Company’s performance, the value of similar incentive awards to executives in similar positions at comparable companies and the awards given to the Executive Chairman and to the CEO in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of NASDAQ.

Compensation Committee Interlocks and Insider Participation

Mr. Ashe, Dr. Tow and Mr. Vogel served as members of the Compensation Committee during 2013. None of them are a current or former officer or employee of the Company.

Absence of Nominating Committee

As permitted under NASDAQ rules, we do not have a nominating committee. We believe that it is appropriate not to have a nominating committee because of our stockholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of our Class B Common Stock currently have the right to elect up to 75% of the members of our Board. We believe that creating a committee consisting solely of independent directors charged with responsibility for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B Common Stock under our Amended and Restated Certificate of Incorporation. Instead, our Corporate Governance Guidelines provide a mechanism for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). The holders of our Class A Common Stock are currently entitled to elect 25% of the members of our Board. Under our Corporate Governance Guidelines, nominees for election as Class A Directors shall be recommended to the Board by the Class A Directors then in office who were elected by the holders of our Class A Common Stock. Nominees for election as Class B Directors shall be recommended to our Board by the Class B Directors then in office who were elected by the holders of the Class B Common Stock.

Other Committees

In addition to standing committees, pursuant to the Company’s Related Party Transaction Approval Policy, in 2011, the Board established an independent committee (the “Independent Committee”). The Independent Committee consists of Mr. Ashe and Dr. Tow. The Independent Committee met two times between January 1, 2013 and December 31, 2013. The Independent Committee is responsible for reviewing and approving or taking such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person,” as defined in Item 404 of Regulation S-K of the Securities and Exchange Commission (“Item 404”), on the other hand, has or will have a direct or indirect material interest. Similarly, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and Cablevision and its subsidiaries or The Madison Square Garden Company and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404. See “Related Party Transaction Approval Policy.”

In connection with the settlement of the litigation with DISH Network L.L.C. (“DISH Network”) regarding Voom HD Holdings LLC (“Voom HD”) on October 21, 2012, the Audit Committee established a subcommittee of the Audit Committee on November 6, 2012 to be responsible for considering and approving the allocation of the proceeds received from such settlement in accordance with the VOOM Litigation Agreement, dated June 6, 2011 (the “VOOM Litigation Agreement”), that the Company entered into with Cablevision’s subsidiary, CSC Holdings, LLC (“CSC Holdings”). The subcommittee consisted of Messrs. Ashe and Wright. On April 8, 2013, with the approval of this subcommittee, the Company entered into an agreement with Cablevision, allocating the proceeds received pursuant to the settlement among the two companies.

The Subcommittee of the Audit Committee met six times between January 1, 2013 and December 31, 2013.

Our Amended By-Laws permit us to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG LLP as our independent registered public accounting firm (the “independent auditors”) with respect to our operations for 2014. KPMG LLP will audit our financial statements for 2014. Representatives of KPMG LLP will be present at the annual meeting to answer appropriate questions and to make a statement if they desire.

We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our organizational documents, the Board is submitting the selection of KPMG LLP to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG LLP, our independent registered public accounting firm, in 2013 and 2012:

	2013 (4)	2012
Audit fees (1)	$1,448,447	$1,576,269
Audit-related fees (2)	$1,695,000	$388,900
Tax fees (3)	$63,700	$136,587
All other fees	—	—

(1)

Audit fees billed to and incurred by the Company consist of (i) services for work arising from the Company’s financial statement audits, including the integrated audit of internal control over financial reporting, (ii) statutory and separate Company audits of the financial statements of certain Company subsidiaries, and (iii) reviews of the Company’s unaudited interim consolidated financial statements for quarterly periods.

(2)	Audit-related fees billed to the Company consisted principally of services relating to due diligence in connection with acquisitions, filings with the SEC and, solely for 2012, agreed upon procedures.

(3)	Tax fees billed to the Company consisted of fees for advisory services relating to state and federal tax matters and compliance services.

(4)

In connection with the Company’s acquisition of the Chellomedia international business from Liberty Global (the “Chello Acquisition”), Liberty Global retained KPMG LLP to audit the financial statements of Chellomedia Group (a combination of certain programming and content distribution subsidiaries and assets owned by Liberty Global), which we filed with the SEC to comply with applicable securities laws. Under the Chellomedia acquisition agreement, the Company agreed to reimburse Liberty Global for the fees and expenses of KPMG LLP in connection with that audit, which fees and expenses amounted to $1,984,000.

The Audit Committee’s pre-approval policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman provided that any such services are subsequently ratified by the entire Audit Committee. All of the services for which fees were disclosed under “Audit-related fees” and “Tax fees” in the table above were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.

The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed under the applicable requirements of the PCAOB. Finally, the Audit Committee has received the written disclosures from KPMG in accordance with the applicable requirements of the PCAOB regarding KPMG’s independent, and has discussed with KPMG, its independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee has discussed with the Company’s Internal Audit department and KPMG the overall scope of and plans for their respective audits. The Audit Committee meets with the Senior Vice President, Internal Audit and SOX, and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013 filed with the SEC.

Members of the Audit Committee

Carl E. Vogel (Chair)

Leonard Tow

Jonathan F. Miller

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

AMC Networks compensates its named executive officers through salary, bonus, long-term incentive awards, and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management that are tied to key financial measures that we believe drive stockholder value and reward sustained achievement of our key financial goals.

This Compensation Discussion and Analysis provides a discussion of our compensation philosophy for our executive officers and a description of the specific arrangements that the Company has in place in 2013 for the following named executive officers (“NEOs”):

•	Charles F. Dolan, Executive Chairman;

•	Joshua W. Sapan, President and Chief Executive Officer (CEO);

•	Edward A. Carroll, Chief Operating Officer;

•	Sean S. Sullivan, Executive Vice President and Chief Financial Officer; and

•	James G. Gallagher, Executive Vice President and General Counsel.

Overview of Executive Compensation Program

Our executive compensation program is administered by our Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee:

(1)	establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs;

(2)

reviews and approves corporate goals and objectives relevant to the compensation of our Executive Chairman and the President and CEO, evaluates their performance in light of those goals and objectives and determines and approves their respective compensation level based on this evaluation;

(3)

makes recommendations to our Board with respect to the compensation of our other executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, subject to further approvals or determinations of the Compensation Committee to achieve compliance with Rule 16b-3 under the Exchange Act and Code Section 162(m);

(4)	oversees the activities of the committee or committees administering our retirement and benefit plans; and

(5)	administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see Board of Directors — Board Committees, “Compensation Committee.”

Compensation Consultant

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of a compensation consultant to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

In August 2011, after a full review and selection process, the Compensation Committee engaged Pay Governance LLC (the “compensation consultant”) to serve as its independent compensation consultant. The compensation consultant reports directly to our Compensation Committee, and, at the request of the Compensation Committee, the compensation consultant meets with members of our management from time to time for purposes of gathering information on management proposals and recommendations to be presented to our Compensation Committee.

The following is a description of the services provided by the compensation consultant as the Compensation Committee’s consultant:

•	Attended all Compensation Committee meetings;

•	Provided information, research and analysis pertaining to the executive compensation program for 2013;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the Executive Chairman and the President and Chief Executive Officer and the other executive officers;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards; and

•	Provided advice and recommendations that incorporated both market data and Company-specific factors.

During 2013, the compensation consultant provided no other services to the Company.

The Compensation Committee believes that the compensation consultant’s work did not raise any conflict of interest during 2013. In reaching this conclusion, the Compensation Committee considered the factors set forth in the SEC rules regarding compensation advisor independence. Although such independence rules are not applicable to the Company because it is a controlled company, the Compensation Committee believes that the compensation consultant nonetheless satisfies the independence factors provided in such rules.

Role of Executives in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. The management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers, which includes making recommendations to the full Board for its approval of compensation for the Company’s executive officers (other than the Executive Chairman and CEO).

Executive Compensation Program Objectives and Philosophy

The Company is a media business comprised of dynamic and powerful brands. In support of its business objectives, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to achieve strong financial, operational and stock performance. The Company strives to do so by developing executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing stockholder value.

The following principles describe the key objectives of our executive compensation program:

•

the majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company, so that actual compensation levels depend upon the Company’s actual performance as determined by the Compensation Committee;

•	incentive compensation of the Company’s executive officers should focus more heavily on long-term rather than short-term accomplishments and results;

•	equity-based compensation should be used to align the interests of our executive officers with our stockholders’ interests; and

•

the overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward the talented executives who are essential to the Company’s continuing success. Total target compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In designing the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances among: (1) short-term and long-term compensation; (2) cash and equity compensation; and (3) performance-based and non-performance-based compensation.

As a result, the primary elements of compensation provided to our executive officers are base salary, an annual cash performance bonus and long-term incentive awards in the form of restricted stock units and cash performance awards that typically cliff vest in three years. We target the elements of our compensation so that at least 65% of total compensation for our NEOs consists of an annual performance-based cash bonus and long- term incentive awards. In this way, a significant portion of the value ultimately realized by the executive depends upon the Company’s performance and can be considered at-risk compensation.

Compensation Practices and Policies

General

The following discussion describes the practices and policies implemented by the Compensation Committee in 2013. As discussed in greater detail below under Executive Compensation Tables, “Employment Agreements,” much of the NEOs’ compensation is covered by employment agreements, which, in the case of Messrs. Dolan and Sapan, were entered into in connection with the Distribution and approved by Cablevision’s compensation committee and, in the case of Messrs. Carroll, Gallagher and Sullivan, were entered into in 2013. On April 24, 2014, the Company entered into an amended and restated employment agreement with Mr. Sapan amending his prior employment agreement. Please see below under Executive Compensation Tables, “Employment Agreements” for more information.

Say on Pay

The Compensation Committee believes that our executive compensation program is tailored to our business strategies, aligns pay with performance and reflects competitive practices regarding executive compensation. At our 2012 annual meeting of stockholders, we held our first stockholder advisory vote on the compensation of our NEOs and our stockholders approved our 2011 executive compensation program. The Compensation Committee has considered the results of the vote on our 2011 executive compensation program and concluded that the program continues to provide a competitive pay-for-performance package that effectively incentivizes our NEOs and encourages long-term retention. Consistent with the results of the advisory vote on the frequency of the stockholder advisory vote on executive compensation held at the 2012 annual meeting of stockholders, we have determined to conduct an advisory vote on executive compensation every three years, as permitted under SEC rules, and intend to hold the next such advisory vote at our 2015 annual meeting. The Compensation Committee will continue to consider stockholder views about our core compensation principles and objectives when determining executive compensation.

Performance Objectives

As described below under “Elements of In-Service Compensation,” the Company grants performance-based incentive compensation as an important element of executive compensation.

Generally, the performance metrics for the Company’s incentive compensation have been based on the Company’s adjusted operating cash flow, or “AOCF,” net revenues and free cash flow. The Company defines AOCF, which is a non-GAAP financial measure, as operating income (loss) before depreciation and amortization, share-based compensation expense or benefit, and restructuring expense or credit. Because it is based on operating income (loss), AOCF also excludes interest expense (including cash interest expense) and other non-operating income and expense items. AOCF is based upon the AOCF of the Company excluding the cost of the Company’s long-term incentive program that is included as an expense of the Company’s reporting segments. Free cash flow (as defined in the performance metrics) is a non-GAAP financial measure and means the combined AOCF of the Company, less the difference between cash payments for program rights and the amortization of such rights accounted for in AOCF.

The Company considers these performance measures to be key measures of the Company’s operating performance. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets setting forth all components of compensation payable, and the benefits accruing, to the NEOs for 2013, including all cash compensation, perquisites and the current value of outstanding equity-based awards. The Compensation Committee considers the information presented in the tally sheets in determining future compensation.

Benchmarking

To ensure we provide compensation comparable to that offered by other leading companies in our industry, we compare the Company’s executive compensation levels against a relevant peer group of companies. As part of the Compensation Committee’s review of 2013 compensation, the compensation consultant assisted the Compensation Committee in: (1) determining a peer group to be used for competitive comparisons; (2) assessing executive compensation in comparison with the peer group and in light of the Company’s performance; and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends.

The 2013 peer group remained unchanged from 2012 and consisted of the following companies:

Crown Media Holdings Inc.

Discovery Communications, Inc.

DreamWorks Animation SKG Inc.

Electronic Arts Inc.

Lions Gate Entertainment Corp.

Scripps Networks Interactive, Inc.

SIRIUS XM Radio Inc.

Take-Two Interactive Software Inc.

This peer group differs from that used in the stock performance graph contained in the Annual Report on Form 10-K.

Due to the fact that only a few of the companies in our peer group had an executive serving as a chief operating officer, the Compensation Committee also considered a supplemental reference group for the Company’s Chief Operating Officer role, which included business unit executives at Black Entertainment Television LLC, Cable News Network, the Walt Disney Company, Home Box Office, Inc., NBC Universal Media LLC and Time Warner Inc. The Compensation Committee also considered internal and external sources of information to determine the appropriate level and mix of compensation. In order to obtain a general understanding of current compensation practices, the Compensation Committee considered multiple broad-based compensation surveys prepared by a variety of different compensation firms and industry groups.

In connection with the review of 2013 compensation, the compensation consultant presented to the Compensation Committee a comparison of total compensation and each of its components with the median in its peer group. In its review, the compensation consultant noted that there was limited market information regarding the role and compensation of the Executive Chairman in its peer group. The Compensation Committee further considered that the Company’s founder and Executive Chairman, Mr. Charles F. Dolan, plays a unique and important role in setting the strategic direction of the Company in addition to his role on the Board. The Compensation Committee also considered that Mr. Dolan is an executive officer of Cablevision. The compensation consultant compared Mr. Dolan’s total target compensation to that received by other executive chairmen of other similar sized companies who were significant shareholders of their companies and found that Mr. Dolan’s total target compensation was below the 50th percentile of this group.

In connection with its review of 2013 compensation, the Compensation Committee set a general guideline for total target compensation, over time, at a range from the median to the 75th percentile of the peer group, reserving for the Compensation Committee the flexibility to recognize differences by individual. The Compensation Committee believes that this range was appropriate in light of the competitive nature of the Company’s businesses as well as the Company’s performance. The Compensation Committee believes that these guidelines for total target compensation provide a useful point of reference, along with the other factors described above, in administering the Company’s executive compensation program. Each of Messrs. Sapan’s and Carroll’s total target compensation in 2013 was above the median of the peer group. Mr. Sullivan’s total target compensation in 2013 was at approximately the median of the peer group. Mr. Gallagher’s total target compensation in 2013 was below the median of the peer group.

Overview of 2013 Performance and Executive Compensation

In determining compensation for 2013, the Compensation Committee considered the strong growth the Company achieved during its 2013 fiscal year.

•	The Company achieved AOCF growth from 2012 to 2013 of 12.6% and net revenue growth from 2012 to 2013 of 17.7%. [1]

•	During 2013, our Class A Common Stock generated a total shareholder return of 38% compared to the total shareholder return of the S&P 500 Index over the same period of 30%. [2]

The Company continued its strategy of increasing its investment in original programming and other content that fits our core business and brand portfolios to continue to drive ratings growth and increase viewership at our networks. As a result, we successfully developed outstanding original programming and significantly increased ratings at each of our networks. This allowed us to grow our advertising revenues, deliver audiences for our advertising partners and position ourselves well for future growth in advertising revenues. In fact, the Company had one of the highest rates of ad revenue growth in all of cable television, with advertising revenue, representing approximately 42% of its 2013 total net revenues.

The Company also continued to expand its distribution of content through new and existing platforms and expand its relationships with our affiliates and other partners, leading to growth in our distribution revenues.

In 2013, the Company’s networks achieved notable successes.

•

AMC network had its best year ever in 2013 across key demos and total viewers, ending the year as a Top 5 cable network in the fourth quarter among adults 25-54 and 18-49 in primetime. AMC’s acclaimed series Breaking Bad came to a close, setting ratings records, with more than 10 million viewers tuning into the finale, and winning the Emmy Award for Best Drama series. AMC’s The Walking Dead also set new viewership records and the series continues to be the #1 show on all of television among adults 18-49.

•

WE tv solidified itself as a top cable network for women, with a strong core of unscripted shows including franchise series Braxton Family Values and Mary Mary. The network also began production on its first scripted series, which will premier mid-year 2014.

•	SundanceTV, which transitioned to an ad-supported network in 2013, had a landmark year with acclaimed and award-winning scripted programming including Top of the Lake, Rectify and The Returned.

•	IFC had its best year ever with growth across all demos and day parts, most notably a 20% increase in total viewers in prime, with popular shows including Portlandia and Maron.

The Company improved its debt maturity profile and secured an upgrade from S&P and reaffirmation from Moody’s as a result of the Chellomedia Acquisition and the refinancing of its credit facility.

[1]	For a reconciliation of AOCF to operating income in 2012 and 2013, please see page 32 of our Annual Report on Form 10-K for the year ended December 31, 2013.

[2]	“Total shareholder return” is the change in the stock price over a given period, divided by the stock price at the beginning of the period, expressed as a percentage.

The Committee believes that the efforts and leadership of our senior management team, including our NEOs, are, and will continue to be critical to the Company’s accomplishments and allowed it to produce results that strengthened our business, delivered strong financial performance and created value for our stockholders. During 2013, the Company continued to perform well on both an absolute basis and relative to our peers and we remain well positioned to capitalize on future opportunities. These accomplishments provide significant context for our pay-for-performance approach and the key compensation decisions made by the Compensation Committee in 2013.

Elements of In-Service Compensation

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s ability to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for 2013: base salary; annual cash incentives; long-term incentives; retirement, health and welfare and other benefits, which are generally provided to all other eligible employees; and additional executive benefits, including post- termination compensation under certain circumstances as described below. A significant percentage of total compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy as described above. The Compensation Committee reviews historical Company compensation, other information provided by the compensation consultant and other factors, such as experience, performance and length of service to determine the level and mix of compensation for executive officers, by position and grade level, that the Compensation Committee has deemed appropriate. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a combination of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by Cablevision, as its Chairman. Mr. Dolan is separately compensated by Cablevision with respect to such employment.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate the NEOs for the day-to-day services performed for the Company. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. The Compensation Committee currently reviews the salaries of the executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance and experience and based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its discretion, may increase base salaries for the executive officers over time. In connection with the Company entering into new employment agreements with Messrs. Carroll, Sullivan and Gallagher, the Compensation Committee increased the base salaries for Messrs. Carroll, Sullivan and Gallagher for 2013 by approximately 6%, 4% and 4%, respectively. Each of the employment agreements of our NEOs contains a minimum base salary level. For information regarding these minimum base salary levels, please see Executive Compensation Tables, “Employment Agreements” below. For 2013, Messrs. Dolan and Sapan did not receive any base salary increase. The annual base salaries paid to the NEOs in 2013 were as follows: Mr. Dolan — $400,000; Mr. Sapan — $1,280,000; Mr. Carroll — $1,100,000; Mr. Sullivan — $655,000; and Mr. Gallagher — $520,000. See footnote 1 to Executive Compensation Tables, “Summary Compensation Table” for a more detailed discussion of the 2013 base salaries.

Annual Cash Incentives

Under our executive compensation program, annual incentive awards are made to executive officers and certain other members of management. Annual incentive awards are designed to link executive compensation directly to the Company’s performance and provide incentives and rewards for excellent business performance during the year. For the NEOs and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), 2013 bonuses were granted under the Company’s Amended and Restated 2011 Cash Incentive Plan (the “CIP”), a plan approved by the Company’s stockholders at the annual meeting of stockholders held on June 5, 2012 and administered by the Compensation Committee. See “Tax Deductibility of Compensation,” below. For all other members of management, 2013 bonuses were granted under the Company’s management performance incentive program (“MPIP”) administered by the Compensation Committee.

Each annual incentive award-eligible employee is assigned a target annual incentive award equal to a percentage of that employee’s annual base salary. For 2013, target bonuses were set as a percentage of the base salary earned during 2013.

The target annual incentive awards are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each of the employment agreements of Messrs. Dolan, Sapan, Carroll, Sullivan and Gallagher contains a target annual incentive award level. For information regarding these target annual incentive award levels, see Executive Compensation Tables, “Employment Agreements,” below. The Compensation Committee currently reviews the target bonus levels of the executive officers, and going forward will do so no less frequently than on an annual basis. The Compensation Committee evaluates each such executive’s performance and experience, and based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its sole discretion, may set target annual incentive award levels for the executive officers. In connection with Mr. Carroll’s new employment agreement, Mr. Carroll’s target annual incentive award was increased from 100% of annual base salary to 115% of annual base salary. Target bonuses for 2013 (expressed as a percentage of annual base salary) were as follows: Mr. Dolan — 175%; Mr. Sapan —200%; Mr. Carroll — 115%; Mr. Sullivan — 75%; and Mr. Gallagher — 60%.

The payment of the 2013 incentive awards under the CIP is conditioned upon the satisfaction of one or more performance objectives established by the Compensation Committee. Any such performance objective is subject to various adjustments such as acquisitions and dispositions and investments in new business ventures. The performance metrics were designed to achieve tax deductibility under Code Section 162(m). Upon achievement of the performance objective(s), each NEO would be eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the executive’s target annual incentive award, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target performance objective(s), the Compensation Committee has the discretion only to decrease annual incentive awards if the Company wishes to preserve the Code Section 162(m) deduction. In order for the NEOs to be eligible to receive an annual cash incentive award for the year ended December 31, 2013, the AOCF of the business units for the year ended December 31, 2013 needed to exceed $418.8 million. On March 7, 2014, the Compensation Committee certified the awards as achieved by virtue of the AOCF of the business units for the year ended December 31, 2013 equaling approximately $524.2 million.3 The Compensation Committee applied negative discretion under the CIP to bring payouts generally in line with calculated payouts under the MPIP for individuals who hold corporate positions (as described below). Each of our NEOs holds a corporate wide position and, as such his annual incentive award was based on company-wide achievement under the MPIP. On March 13, 2014, the 2013 annual incentive awards were paid by the Company to the NEOs as follows: Mr. Dolan — $927,500; Mr. Sapan —$3,392,000; Mr. Carroll — $1,673,856; Mr. Sullivan — $650,333; and Mr. Gallagher — $413,033.

The payment of annual incentive awards under the MPIP is conditioned upon the satisfaction of one or more performance objectives established by the Compensation Committee depending upon the applicable

[3]

For 2013, “AOCF” was subject to adjustment for the following events: the settlement with DISH Network, the exclusion of charges for long-term incentive expense, acquisitions (including the Chellomedia acquisition) and the VOOM settlement.

eligible employee’s specific business unit. For 2013, under the MPIP, these performance objectives related to an assessment of business unit performance against goals, strategies, operating performance and growth initiatives. For individuals who hold corporate positions at the Company, the MPIP performance objectives were predominantly based on company-wide achievement of the performance metrics. Bonuses awarded under the MPIP may also be adjusted based on recipients’ individual performances. To the extent the Company exceeds or falls short of the MPIP performance objectives, eligible employees may receive payments greater than or less than their target annual incentive award.

Long-term Incentives

Our executive compensation program is designed to achieve the objectives described above under “Executive Compensation Program Objectives and Philosophy.” Our long-term incentive program in 2013 for all executives consisted of two elements: restricted stock units and cash performance awards. These long-term incentives are awarded to members of management based upon each individual’s grade level. Except for Messrs. Dolan and Sapan, who receive long-term incentive awards comprised of 40% of the value in restricted stock units and 60% of the value as cash performance awards, these long-term incentive awards granted to the other NEOs are comprised of 50% of the value in restricted stock units and 50% of the value as cash performance awards.

We believe that restricted stock units provide the NEOs with an incentive to improve the Company’s stock price performance and indicate direct alignment with stockholders’ interests, as well as the potential for a continuing stake in the long-term success of the Company. We also believe that our cash performance awards provide strong incentives for the NEOs to help the Company achieve specific long-term financial objectives. In addition, because these awards vest in their entirety on the third anniversary of the grant date (i.e., cliff vesting), we believe these awards provide strong incentives for the executives to remain with the Company.

Restricted Stock Units

Under our executive compensation program, long-term incentive grants of restricted stock units (“RSUs”) are made to executive officers and certain other members of management pursuant to the Company’s Amended and Restated 2011 Employee Stock Plan (the “Employee Stock Plan”). The RSUs granted to the NEOs also include a performance vesting condition. See “Tax Deductibility of Compensation” below for a discussion on IRS Code Section 162(m). Under the current executive compensation program, RSU awards will cliff vest on the third anniversary of the date of grant, subject to the attainment of the performance vesting conditions, so long as the recipient is continuously employed until such date.

One effect of the cliff-vesting of RSUs under our long-term incentive plan is that each of our NEOs maintains significant holdings of Company equity at all times.

On March 12, 2013, the Company granted RSUs to the NEOs in the following amounts: Mr. Dolan — 6,497 RSUs; Mr. Sapan — 37,613 RSUs; Mr. Carroll — 17,097 RSUs; Mr. Sullivan — 10,258 RSUs; and Mr. Gallagher — 5,984 RSUs. On October 16, 2013, the Company granted Mr. Carroll an additional RSU award in the amount of 1,872 RSUs in accordance with the terms of his employment agreement. All such 2013 RSUs will vest on March 12, 2016, as long as the recipient is continuously employed until such date and the performance objectives are attained. The performance condition relating to the RSUs requires the Company to achieve a 1% target rate of growth in AOCF (relative to 2012) in any of the three fiscal years 2013, 2014 and 2015. This Company performance requirement was met in 2013.4 Additional information regarding RSUs for the NEOs during 2013 is set forth in the Summary Compensation Table and the Grants of Plan-Based Awards table under “Executive Compensation Tables” below. More information regarding other equity grants for the NEOs appears in the Outstanding Equity Awards at December 31, 2013 table under “Executive Compensation Tables” below.

[4]	See footnote 3 above for “AOCF” adjustments.

Cash Performance Awards

Under our executive compensation program, grants of long-term cash performance awards are made to executive officers and certain other members of management pursuant to the Company’s CIP. Our current executive compensation program contemplates annual grants of three-year cash performance awards to executive officers and other members of management to be earned on the basis of long-term performance of the Company relative to pre-established financial goals. The Compensation Committee sets the performance objectives for each award in the first quarter of the year of grant. Each recipient is eligible to receive a specified dollar amount, depending on the employee’s grade level, to the extent that the Company’s target performance objectives are achieved and the recipient is continuously employed through the payment date. To the extent the Company exceeds or falls short of the performance objectives, eligible employees may receive payments greater than or less than (or none of) their target cash performance award.

On March 12, 2013, the Company granted cash performance awards to the NEOs in the following target amounts: Mr. Dolan — $570,000; Mr. Sapan — $3,300,000; Mr. Carroll — $1,000,000; Mr. Sullivan — $600,000; and Mr. Gallagher — $350,000. All such 2013 cash performance awards will vest on March 12, 2016, as long as the recipient is continuously employed until such date. The 2013 performance awards will be payable in 2016 if the Company achieves specified targets of increased AOCF, net revenues and free cash flow determined by calculating the average of AOCF, net revenues, and free cash flow of the Company earned in 2013, 2014 and 2015. On October 16, 2013, the Company granted Mr. Carroll an additional cash performance award in the amount of $125,000 in accordance with the terms of his employment agreement. This cash performance award is subject to the same targets as the March 12, 2013 cash performance awards. These targets are intended to measure the Company’s ongoing operating performance and are subject to various adjustments including for acquisitions and dispositions and investments in new business initiatives and exclude all charges for long-term performance-based compensation. In determining achievement of the 2013 performance awards, average AOCF, average net revenues, and average free cash flow are weighted at 50%, 30% and 20%, respectively. These awards provide for a potential payout on a sliding scale such that the actual payment may range from zero (if average AOCF, average net revenues and average free cash flow fail to reach at least 90% of the targets) to 200% (if, for example, average AOCF equals or exceeds 110% of the target, average net revenues equal or exceed 110% of the target, and average free cash flow equals or exceeds 110% of the target).

Because the targets for the 2013 awards have been derived from the Company’s confidential strategic plan, which is not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our strategic plan, and consequently the targets set for the performance awards, is ambitious and reflects desired above-market performance. In determining the threshold levels of performance, the following factors were considered: the Company’s strategic plans and the degree of difficulty in achieving the targets, including a comparison of the strategic plans with analysts’ published projections of our growth as well as the projected growth of some of our competitors. The 2013 performance awards include a sliding scale of payouts based upon the achievement over the next three years of average AOCF, average net revenues and average free cash flow. The Compensation Committee believes that the lowest levels on the sliding scale of the 2013 awards should be achieved, although there can be no assurance this will occur. The Compensation Committee has the authority to amend or waive the performance targets under the 2013 awards and to make interpretations thereof and adjustments thereto subject to the requirements of Code Section 162(m) if applicable to the award.

On February 21, 2014, the Compensation Committee certified the Company’s achievement of the calendar year 2013 AOCF, net revenue, and cash flow performance objectives for the cash performance awards. These cash performance awards were originally granted by Cablevision in March 2011, but were replaced with awards of the Company in July 2011 in connection with the Distribution. In determining achievement of the converted 2011 cash performance awards, AOCF, net revenues and cumulative free cash flow were weighted at 50%, 30%, and 20%, respectively. The Company then was required to achieve specified targets of incremental

AOCF of $122 million and incremental net revenues of $366 million (in each case, as compared to 2010 performance), and cumulative free cash flow of $1.2 billion for years 2011 through 2013, which were subject to various adjustments including for certain impacts of the Distribution such as the elimination of management fees and corporate allocations to Cablevision and the inclusion of costs to operate our business as a separate, stand-alone public entity, as well as acquisitions and dispositions and investments in new business initiatives and exclude all charges for long-term performance-based compensation.5 The Company’s incremental AOCF in 2013 compared to 2010 was $115 million, and incremental net revenues in 2013 compared to 2010 were $456 million and cumulative free cash flow for 2011 through 2013 was $1.3 billion. Based upon the Company’s performance, the 2011 cash performance awards paid out at 135.1% of target in March 2014.

Other Outstanding Awards

In addition to the long-term incentive awards described above, certain of our executives (including the NEOs) have outstanding equity awards that were granted by Cablevision in connection with their service as employees of Cablevision prior to the Distribution. Grants of any such equity awards received by the NEOs (other than Mr. Dolan) are set forth in the Outstanding Equity Awards at December 31, 2013 table under “Executive Compensation Tables” below and are discussed in greater detail under “Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards” below. The outstanding Cablevision equity-based awards held by Mr. Dolan are not included in the Outstanding Equity Awards at December 31, 2013 table because these awards remain subject to his continued service to Cablevision.

Benefits

Our executive officers are generally eligible to participate in the same retirement plans, health and welfare benefit plans and other voluntary benefit plans made available to other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Mr. Dolan does not participate in certain Company benefit plans, including the Company’s defined contribution plan and the Company’s medical, dental and vision plans. Mr. Dolan receives pension and health benefits from Cablevision.

Defined Contribution Plans

Effective as of June 28, 2013, the Company implemented its own AMC Networks 401(K) Savings Plan, a tax qualified retirement savings plan (the “AMC 401(k) Plan”). Participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company matches 100% of the first 3% of eligible pay and 50% of the next 2% of eligible pay contributed by participating employees. In addition, the Company may provide a profit sharing contribution based on the employee’s eligible earnings. For December 31, 2013, the Company provided a 4% profit sharing contribution based on the employee’s eligible earnings to each participating employee, including each NEO (other than Mr. Dolan). The Company’s profit sharing contributions are subject to vesting limitations for the first three years of employment. Prior to June 28, 2013, the Company’s employees, including executive officers, participated in the Cablevision 401(k) Savings Plan, a tax qualified retirement savings plan (the “Cablevision 401(k) Plan”). Existing account balances in the Cablevision 401(k) Plan (other than Mr. Dolan’s) were transferred to the AMC 401(k) Plan.

[5]	See footnote 3 above for “AOCF” adjustments.

“Free Cash Flow” was subject to the same adjustments as described in footnote 3 above.

In addition, on June 28, 2013, the Company implemented its own AMC Networks Excess Savings Plan (the “AMC Excess Savings Plan”) for certain of the Company’s employees, including executive officers. The AMC Excess Savings Plan is a non-qualified deferred compensation plan offered to certain employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the AMC Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below. Prior to June 28, 2013, the Company’s employees, including executive officers, participated in the Cablevision Excess Savings Plan. Existing account balances in the Cablevision Excess Savings Plan (other than Mr. Dolan’s) were transferred to the AMC Excess Savings Plan. Matching contributions made by the Company under the AMC 401(k) Plan, the Cablevision 401(k) Plan, the AMC Excess Savings Plan and the Cablevision Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the NEOs (other than Mr. Dolan) are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Other

In addition to the standard life insurance available to all Company employees (based on a multiple of base salary, up to a $4,000,000 cap on the total amount of life insurance), Cablevision had purchased whole life insurance policies for certain current and former senior executives of Cablevision, including Mr. Sapan. The policies originally provided coverage (before the application of any dividends to purchase increased insurance) in the amount of the greater of three times the individual’s annual base salary as in effect in 1996 or the estimated death benefit provided under previous policies. As of the most recent anniversary date, the policy for Mr. Sapan provided an estimated death benefit of $1,297,384. Information regarding premiums paid with respect to Mr. Sapan is set forth in the Summary Compensation Table below. Upon the Distribution Date, the Company assumed responsibility for the payment of required premiums, if any, with respect to Mr. Sapan.

Perquisites

Following the Distribution, the Company has adopted a policy that it generally will not provide perquisites to its executive officers. During 2013, the aggregate value of perquisites received by each of Messrs. Sapan, Carroll, Sullivan and Gallagher by the Company was below $10,000.

Post-Termination Compensation

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or a going-private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. The Company award agreements regarding various long-term incentives address employment termination events, including the circumstances upon which vesting, payment and/or forfeiture of all or a portion of the long-term incentives may be accelerated. If an executive’s employment agreement with the Company refers to the treatment of any award upon a triggering event, the particular award agreement does not supersede the terms of the employment agreement unless otherwise provided. Post- termination compensation is discussed in greater detail in Executive Compensation Tables, “Employment Agreements” and Executive Compensation Tables, “Termination and Severance” below.

Tax Deductibility of Compensation

Code Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Code Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Code Section 162(m) and to be consistent with providing appropriate compensation to executives. The Company’s stockholders approved the CIP and the Employee Stock Plan at the Company’s June 5, 2012 annual meeting of stockholders.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Code Section 162(m). For example, we expect that the amount of annual base salary plus any other annual compensation paid or imputed to the President and Chief Executive Officer and the next three most highly paid NEOs covered by Code Section 162(m) that causes their non-performance-based compensation to exceed the $1 million limit will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain and motivate our executives, notwithstanding Code Section 162(m).

Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards

As a result of the Distribution, each Cablevision stock option and stock appreciation right (“right” or “SAR”) was adjusted according to the 1:4 distribution ratio (i.e., one share of the Company’s common stock for every four shares of Cablevision) into two separate awards one by each of Cablevision and the Company. The options and the rights with respect to the Company’s Class A Common Stock were issued under the AMC Networks Inc. 2011 Employee Stock Plan or the AMC Networks Inc. 2011 Stock Plan for Non-Employee Directors, as applicable.

Further, in the Distribution, one share of the Company’s Class A Common Stock was issued in respect of every four shares of Cablevision restricted stock. These shares of Company stock were restricted on the same basis as the underlying Cablevision shares. These shares were not issued under any of the Company’s equity plans as they were issued as a dividend in respect of Cablevision NY Group Class A Common Stock in connection with the Distribution. If a holder of Cablevision restricted stock forfeited such restricted stock and therefore forfeited our accompanying shares, the Company shares were returned to our treasury.

On February 9, 2010, Cablevision distributed to its stockholders all of the outstanding common stock of MSG (the “MSG Distribution”). As a result, MSG became a separately traded public company. In connection with the MSG Distribution: (1) holders of outstanding awards of Cablevision stock options and stock appreciation rights (including certain of our officers, employees and directors) received MSG stock options and stock appreciation rights; (2) holders of outstanding awards of Cablevision restricted stock (including certain of our officers, employees and directors) received shares of MSG Class A Common Stock restricted on the same basis as the underlying Cablevision restricted shares; and (3) Cablevision non-employee directors (including certain of our directors) who hold outstanding awards of Cablevision restricted stock units received shares of MSG Class A Common Stock. Such issuance of MSG equity and equity-based awards were based on a 1:4 distribution ratio (i.e., one share of MSG Class A Common Stock for every four shares of Cablevision), and the exercise prices of the stock options and stock appreciation rights were allocated based upon the ten-day volume weighted average prices of the Cablevision NY Group Class A Common Stock and the MSG Class A Common Stock.

As of March 15, 2014, all outstanding Cablevision awards granted prior to the Distribution, and all Company and MSG awards issued in respect of such Cablevision awards, had vested.

Other Awards

With respect to outstanding long-term cash and equity awards, the Company, Cablevision and MSG are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

We are not responsible for any payments associated with any annual, long-term cash or deferred compensation awards granted by Cablevision to Mr. Dolan that were outstanding as of the Distribution. Payment of such awards is the sole responsibility of Cablevision. Payments of any awards granted by Cablevision to Messrs. Sapan, Carroll, Sullivan and Gallagher will continue to be the responsibility of AMC Networks. The performance awards and deferred compensation awards applicable to our other employees were assigned by Cablevision to us and have been assumed by us.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the U.S. Securities and Exchange Commission.

Members of the Compensation Committee

            Leonard Tow (Chair)

            Carl E. Vogel

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s Executive Chairman, President and Chief Executive Officer, Chief Financial Officer and the two other most highly paid executive officers. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

Historical Compensation Information

The information set forth below with respect to 2011 includes compensation for the first six months of 2011 prior to the Distribution, and is historical Cablevision information. The information has been provided by, or derived from information provided by, Cablevision. The information for the first six months of 2011 for Messrs. Sapan, Carroll, Sullivan and Gallagher is based upon services rendered by these executives to Rainbow Media Holdings LLC while it was a subsidiary of Cablevision. The services rendered by these executives in the first six months of 2011 were, in some instances, in capacities not equivalent to the positions in which they are currently serving the Company or our subsidiaries. The historical compensation information presented for Mr. Dolan for 2011 is based upon his services to, and compensation received solely from, the Company after the Distribution.

Summary Compensation Table

The table below summarizes: (1) the total compensation paid to or earned by each of Messrs. Sapan, Carroll, Sullivan and Gallagher for the year ended December 31, 2011, which was paid by Cablevision through the Distribution Date and by us following the Distribution Date; (2) the total compensation paid to or earned by Mr. Dolan for the last six months of 2011 following the Distribution Date, which was paid solely by us; and (3) the total compensation paid or earned by each of our NEOs for the years ended December 31, 2012 and December 31, 2013, which was paid solely by us.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option and Rights Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Mr. Charles F. Dolan	2013		400,000	—	384,947	—	927,500	32,000	1,744,447
Executive Chairman	2012		400,000	—	360,009	—	973,000	23,137	1,756,146
	2011	(7)	194,000	—	—	—	426,250	7,138	627,388

Mr. Joshua W. Sapan	2013		1,280,000	—	2,228,570	—	5,904,860	117,124	9,530,554
President and Chief Executive Officer	2012		1,280,000	—	2,084,003	—	5,468,620	83,647	8,916,270
	2011	(7)	1,280,000	—	6,134,227	—	3,960,618	139,269	11,514,114

Mr. Edward A. Carroll	2013		1,100,000	—	1,144,112	—	2,552,007	88,546	4,884,665
Chief Operating Officer	2012		1,035,500	—	1,000,010	—	2,106,895	60,536	4,202,941
	2011	(7)	1,035,500	—	727,001	—	1,820,360	153,369	3,736,230

Mr. Sean S. Sullivan	2013		655,000	—	607,787	—	988,083	53,280	2,304,150
Executive Vice President and Chief Financial Officer	2012		630,000	—	499,982	—	720,060	35,826	1,885,868
	2011	(7)	585,000	150,000	279,302	—	500,000	20,231	1,534,533

Mr. James G. Gallagher	2013		520,000	—	354,552	—	737,273	42,281	1,654,106
Executive Vice President and General Counsel	2012		500,000	—	300,007	—	662,678	28,115	1,490,800
	2011	(7)	450,000	—	271,058	—	492,480	15,552	1,229,090

(1)

For 2013, salaries paid to the NEOs accounted for the following percentage of their total compensation: Mr. Dolan — 23%; Mr. Sapan — 13%; Mr. Carroll — 23%; Mr. Sullivan — 29%; and Mr. Gallagher — 32%.

(2)	Mr. Sullivan joined the Company on September 20, 2010 and the amounts in this column reflect the payment of a special bonus in 2011 in accordance with the terms of his former employment agreement.

(3)

For 2013 and 2012, this column reflects the aggregate grant date fair value of the Company’s restricted stock units that were awarded in 2013 and 2012, respectively, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718. This column reflects the aggregate grant date fair value of the restricted stock awards granted to the executives in 2011, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718. In addition, Company common stock was issued in 2011 as dividends in respect of outstanding Cablevision restricted stock awards held as of the Distribution. Such Company common stock is restricted on the same basis as underlying Cablevision restricted stock awards. Such Distribution-related shares are not reflected in the 2011 figures in this table, but for certain of the NEOs (other than Mr. Dolan) are included in the Outstanding Equity Awards at December 31, 2013 table and the Options Exercised and Stock Vested table. For a further discussion of Distribution-related equity awards, see Compensation Discussion and Analysis, “Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards.”

(4)

No stock options and/or rights were granted in 2011, 2012 or 2013. In 2011, upon the Distribution, the Company issued stock options in connection with then-outstanding Cablevision stock options. Such Distribution-related options are not reflected in this table, but for certain of the NEOs are included in the Outstanding Equity Awards at December 31, 2013 table and the Options Exercised and Stock Vested table. For a further discussion of Distribution-related equity awards, see Compensation Discussion and Analysis, “Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards.”

(5)

The 2013 figures in this column for Messrs. Sapan, Carroll, Sullivan and Gallagher include the annual incentive awards for performance in 2013 and the value of performance awards granted in 2011, earned at the end of 2013 as follows: Mr. Sapan: $3,392,004 and $ 2,512,860, respectively; Mr. Carroll: $ 1,673,857 and $878,150, respectively; Mr. Sullivan: $650,333 and $337,750, respectively; and Mr. Gallagher: $413,033 and $324,240, respectively. The amount included for Mr. Dolan represents the annual incentive award of $927,500 earned in 2013 and paid in March 2014.

The 2012 figures in this column for Messrs. Sapan, Carroll, Sullivan and Gallagher include the annual incentive awards for performance in 2012 and the value of performance awards granted in 2010, earned at the end of 2012 as follows: Mr. Sapan: $3,558,400 and $1,910,220, respectively; Mr. Carroll: $1,439,345 and $667,550, respectively; Mr. Sullivan: $655,872 and $64,188, respectively; and Mr. Gallagher: $416,198 and $246,480, respectively. The amount included for Mr. Dolan represents the annual incentive award of $973,000 earned in 2012 and paid in March 2013.

For 2011 figures, this column reflects the annual incentive award earned by each individual in 2011 and paid in March 2012 and the value of performance awards granted in 2009, earned at the end of 2011 and paid in March 2012. The 2011 figures in this column for Messrs. Sapan, Carroll, Sullivan and Gallagher are as follows: Mr. Sapan: $3,214,758 and $745,860, respectively; Mr. Carroll: $1,299,060 and $521,300, respectively; Mr. Sullivan: $500,000 and $0, respectively; and Mr. Gallagher: $300,000 and $192,480, respectively. The amount included for Mr. Dolan represents the annual incentive award of $462,250 earned in 2011 and paid in March 2012.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match ($)(a)	Excess Savings Plan Match $(a)	Life Insurance Premiums ($)(b)	Deferred Compensation Awards ($)	Perquisites ($)(c)	Total ($)
Mr. Dolan	2013	—	32,000	—	—	—	32,000
Mr. Sapan	2013	19,200	87,138	10,786	—	—	117,124
Mr. Carroll	2013	20,200	68,346	—	—	—	88,546
Mr. Sullivan	2013	20,000	33,280	—	—	—	53,280
Mr. Gallagher	2013	20,200	22,081	—	—	—	42,281

(a)

These columns represent, for each individual, a matching contribution funded by the Company on behalf of such individual under the AMC 401(k) Plan or AMC Excess Savings Plan, as applicable. The AMC Excess Savings Plan match is reflected in the Nonqualified Deferred Compensation table below.

(b)

This column represents amounts paid for premiums on whole life insurance policies purchased by Cablevision for Mr. Sapan. Upon the Distribution, the Company assumed responsibility for the payment of premiums with respect to Mr. Sapan. Mr. Dolan also has a whole life insurance policy provided by Cablevision for which the Company has not assumed any obligations and the premium payments are not included in this table.

(c)

Perquisites provided to Messrs. Sapan, Carroll, Sullivan or Gallagher did not exceed an aggregate value of $10,000. Following the Distribution, the Company generally has not provided perquisites to the NEOs. Perquisites received by Mr. Dolan during 2013 were in respect of his service to Cablevision and are not included in this table. For more information regarding perquisites, see Compensation Discussion and Analysis, “Elements of In-Service Compensation — Perquisites.”

(7)

The information in these rows with respect to the first six months of 2011, prior to the Distribution, for Messrs. Sapan, Carroll, Sullivan and Gallagher, is historical Cablevision information. The information has been provided by, or derived from information provided by, Cablevision. We understand from Cablevision that the information as to stock awards and option awards reflects the grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.

Grants of Plan-Based Awards

The table below presents information regarding awards granted in 2013 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and other restricted stock and stock option awards.

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Year	Grant Date	Threshold($)	Target($)	Maximum($)
Mr. Dolan	2013	1/1/2013(2)	—	700,000	1,400,000	—	—
	2013	3/12/2013(3)	302,100	570,000	1,140,000	—	—
	2013	3/12/2013(4)	—	—	—	6,497	384,947
Mr. Sapan	2013	1/1/2013(2)	—	2,560,000	5,120,000	—	—
	2013	3/12/2013(3)	1,749,000	3,300,000	6,600,000	—	—
	2013	3/12/2013(4)	—	—	—	37,613	2,228,570
Mr. Carroll	2013	1/1/2013(2)	—	1,265,000	2,530,000	—	—
	2013	3/12/2013(3)	596,250	1,125,000	2,250,000	—	—
	2013	3/12/2013(4)	—	—	—	17,097	1,012,997
	2013	10/16/2013(4)	—	—	—	1,872	131,115
Mr. Sullivan	2013	1/1/2013(2)	—	491,250	982,500	—	—
	2013	3/12/2013(3)	318,000	600,000	1,200,000	—	—
	2013	3/12/2013(4)	—	—	—	10,258	607,787
Mr. Gallagher	2013	1/1/2013(2)	—	312,000	624,000	—	—
	2013	3/12/2013(3)	185,500	350,000	700,000	—	—
	2013	3/12/2013(4)	—	—	—	5,984	354,552

(1)

This column reflects the aggregate grant date fair value of the Company’s restricted stock units granted to each NEO in 2013 without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the grant date.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s Cash Incentive Plan for performance in 2013. Each of the executives is assigned a target bonus percentage and amount; there is no threshold amount for annual incentive awards. Under the terms of the awards, each executive is eligible to receive payment of an annual incentive award equal to the lesser of $10 million or two times his bonus target, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid for performance in 2013 are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see Compensation Discussion and Analysis, “Elements of In-Service Compensation — Annual Cash Incentives.”

(3)

This row reflects the future payout with respect to performance awards that were granted under the Company’s Long-Term Incentive Plan in 2013. Each performance award was granted with a target amount, subject to actual payment based on a sliding scale ranging from zero to two times the target amount. These performance awards will be payable in the first quarter of 2016 if the Company achieves specified performance targets in the three-year period ending December 31, 2015. For more information regarding the terms of these performance awards, see Compensation Discussion and Analysis, “Elements of In-Service Compensation — Long-term Incentives — Cash Performance Awards.”

(4)

This row reflects the Company’s restricted stock units that were awarded in 2013. The awards are expected to cliff vest on March 12, 2016 and were subject to performance criteria which have been satisfied. See Compensation Discussion & Analysis, “Elements of In-Service Compensation — Long-term Incentives — Restricted Stock Units.”

Outstanding Equity Awards at 2013 Year End

The table below shows (i) each grant of stock options that are unexercised and outstanding and (ii) the aggregate number of shares of unvested restricted stock (including Distribution-related shares) outstanding for each NEO, in each case as of December 31, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Dolan (6)	45,000	—	—	13.55	11/8/2015	—		—	—	—
	66,000	—	—	17.91	6/5/2016	—		—	—	—
	—	—	—	—	—	6,497	(2)	442,511	—	—
	—	—	—	—	—	7,986	(3)	543,926	—	—
	—	—	—	—	—	19,850	(4)	1,351,984	—	—
Mr. Sapan (6)	—	—	—	—	—	37,613	(2)	2,561,821	—	—
	—	—	—	—	—	46,229	(3)	3,148,657	—	—
	—	—	—	—	—	133,165	(5)	9,069,868	—	—
	—	—	—	—	—	31,902	(4)	2,172,845	—	—
Mr. Carroll (6)	8,250	—	—	17.91	6/5/2016	—		—	—	—
	—	—	—	—	—	18,969	(2)	1,291,979	—	—
	—	—	—	—	—	22,183	(3)	1,510,884	—	—
	—	—	—	—	—	16,755	(4)	1,141,183	—	—
Mr. Sullivan	—	—	—	—	—	10,258	(2)	698,672	—	—
	—	—	—	—	—	11,091	(3)	755,408	—	—
	—	—	—	—	—	6,437	(4)	438,424	—	—
Mr. Gallagher	—	—	—	—	—	5,984	(2)	407,570	—	—
	—	—	—	—	—	6,655	(3)	453,272	—	—
	—	—	—	—	—	6,247	(4)	425,483	—	—

(1)	Calculated using the closing price of Class A Common Stock on NASDAQ on December 31, 2013 of $68.11 per share.

(2)	These restricted stock units are scheduled to vest on March 12, 2016.

(3)	These restricted stock units are scheduled to vest on March 15, 2015.

(4)	These restricted shares vested on March 8, 2014.

(5)	These restricted shares are scheduled to vest on December 15, 2014.

(6)

As discussed in greater detail under Compensation Discussion and Analysis, “Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards.” As of December 31, 2013, (i) Mr. Sapan held 375,800 Cablevision stock options (all of which have vested); and (ii) Mr. Carroll held 61,680 Cablevision stock options. Outstanding Cablevision and MSG equity-based awards held by Mr. Dolan are subject to his continued employment by Cablevision.

Option Exercises and Stock Vested

The table below shows stock option exercises during the year ended December 31, 2013 and restricted stock awards that vested during the same period.

	Option Exercises		Restricted Stock
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(2)	Value Realized On Vesting ($)(3)
Mr. Dolan	—	—	31,250	1,852,188
Mr. Sapan	93,950	5,449,419	13,275	786,809
Mr. Carroll	7,170	368,943	6,975	413,408
Mr. Sullivan	—	—	597	35,384
Mr. Gallagher	—	—	2,575	152,620

(1)	These amounts reflect the difference between the exercise price of the option and the market price at the time of exercise.

(2)

This column represents Distribution-related shares of Company stock issued as a dividend on Cablevision restricted shares granted in March 2010. The restrictions on such Distribution-related shares lapsed in March 2013. For a more detailed discussion of Distribution-related equity awards, see Compensation Discussion and Analysis, “Treatment of Legacy Cablevision Options, Rights, Restricted Stock, Restricted Stock Units and Other Awards.”

(3)	Calculated using the closing price of Class A Common Stock on NASDAQ on March 8, 2013, of $59.27 per share.

Nonqualified Deferred Compensation

The table below shows: (1) the contributions made by the NEOs in respect of their compensation from the Company and contributions funded by the Company in 2013; (2) aggregate earnings on each NEO account balance in 2013; and (3) the account balance of such executive officer under the AMC Networks Inc. Excess Savings Plan as of December 31, 2013.

Name	Plan Name	Executive Contributions in 2013(2)($)	Registrant Contributions in 2013(3)($)	Aggregate Earnings in 2013(4) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 2013 FYE ($)
Mr. Dolan (1)	AMC Excess Savings Plan	24,000	32,000	1,050	—	124,723
Mr. Sapan	AMC Excess Savings Plan	72,207	87,138	13,803	—	1,477,474
Mr. Carroll	AMC Excess Savings Plan	55,689	68,346	9,619	—	860,601
Mr. Sullivan	AMC Excess Savings Plan	27,173	33,280	1,084	—	142,145
Mr. Gallagher	AMC Excess Savings Plan	21,813	22,081	1,410	—	167,360

(1)

The amounts for Mr. Dolan in this table include contributions funded by Mr. Dolan in respect of his compensation from the Company only, the contributions funded by the Company only and the aggregate balance of Mr. Dolan’s account that relates to his services to the Company only.

(2)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the respective plans.

(3)	These amounts are included in the Summary Compensation Table under “All Other Compensation” and described in Note 6 to that table.

(4)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

AMC Networks 401(k) Savings Plan

During 2013, the Company’s employees, including its executive officers, other than Mr. Dolan, participated in the AMC 401(k) Plan, a tax-qualified retirement savings plan. Under this plan, participating employees are eligible to contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company matches up to 100% of the first 3% of eligible pay contributed by participating employees and then matches 50% of the next 2% of eligible pay contributed by participating employees. In addition, the Company may provide a profit sharing contribution based on the employee’s salary. The Company’s profit sharing contributions are subject to vesting limitations for the first three years of employment. For December 31, 2013, the Company provided an additional 4% profit sharing contribution based on the employee’s salary to each participating employee. Prior to June 28, 2013, the AMC 401(k) Plan was operated as part of the Cablevision 401(k) Plan. On June 28, 2013, the Company established its own plan and the related AMC assets in the Cablevision 401(k) Plan were transferred to the AMC 401(k) Plan.

AMC Networks Inc. Excess Savings Plan

During 2013, certain of the Company’s employees, including its executive officers, participated in the AMC Excess Savings Plan. The AMC Excess Savings Plan is a non-qualified deferred compensation plan that operates in conjunction with the AMC 401(k) Plan. An employee is eligible to participate in the AMC Excess Savings Plan for a calendar year if his compensation in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($250,000 in 2013) and he makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the AMC 401(k) Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($17,500 or $23,000 if 50 or over, for 2013) can continue to make pre-tax contributions under the AMC Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company will make matching contributions of 100% of the first 3% of eligible pay contributed by participating employees and then will match 50% of the next 2% of eligible pay contributed by participating employees. A participant is always fully vested in his own contributions and in the Company’s matching contributions. Account balances under the AMC Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the AMC 401(k) Plan. Distributions are made in a lump sum as soon as practicable after termination of the participant’s employment with the Company. Prior to June 28, 2013, the AMC Excess Savings Plan was operated as part of the Cablevision Excess Savings Plan. On June 28, 2013, the Company established its own plan and the related AMC assets in the Cablevision Excess Savings Plan were transferred to the AMC Excess Savings Plan.

Employment Agreements

The Company’s employment agreements with Messrs. Dolan, Sapan, Carroll, Sullivan and Gallagher are described below. As noted above, Mr. Dolan also continues to serve as an officer and employee of Cablevision. Such Cablevision employment is pursuant to a written employment agreement between Cablevision and Mr. Dolan (which is not described herein).

Charles F. Dolan

Mr. Dolan’s employment agreement with the Company provides for his employment as our Executive Chairman. The employment agreement with the Company has an initial term of one year and automatically renews for successive one-year terms unless terminated by either party at least three months prior to the end of the then existing term. The agreement provides for an annual base salary of not less than $400,000 per year, subject to increase by the Company’s Compensation Committee. Mr. Dolan is also eligible for an annual bonus with a target of 175% of his annual base salary, as the Company’s Compensation Committee shall determine in its discretion. Under the agreement, Mr. Dolan continues to be eligible to participate in the Company’s long-term cash or equity programs or arrangements, at the level determined by the Company’s Compensation Committee, in its discretion consistent with his role and responsibilities as Executive Chairman. Although there is no guarantee, it is currently expected that long-term cash and/or equity awards will be made to Mr. Dolan annually.

The Company provides Mr. Dolan with life and accidental death and dismemberment insurance. Such life and accidental death and dismemberment insurance provided by the Company is based on Mr. Dolan’s base salary from the Company (provided that, to the extent the Company and Cablevision continue to use the same insurance carriers, any payout under the Company’s plans will be aggregated with similar payouts under the Cablevision plan with respect to any applicable maximum coverage). Mr. Dolan does not participate in any other employee welfare benefit or pension plan of the Company. The employment agreement authorizes Mr. Dolan, in carrying out his responsibilities and duties under the agreement, to make expenditures from time to time on behalf of the Company for the performance, furtherance and maintenance of the Company’s business, including travel relating to the business of the Company, entertainment and similar items, and the Company agrees to promptly reimburse Mr. Dolan for such expenditures or in some cases to advance the amount thereof to Mr. Dolan.

Mr. Dolan’s employment agreement does not provide for any post-employment benefits in the event of the termination of his employment by him or the Company other than in the case of his death or disability. In the event of Mr. Dolan’s death, his agreement provides for payment to his estate of an amount equal to the greater of one year’s base salary or one-half of the compensation that would have been payable to Mr. Dolan during the remaining term of his agreement. The Company has the right under the employment agreement to terminate the agreement if Mr. Dolan is incapacitated for more than six consecutive months. In that event, Mr. Dolan will be entitled to receive all his compensation and benefits until the end of the remaining term of his agreement. Mr. Dolan’s employment agreement does not address (or provide for any benefits in the event of) termination by the Company without cause, by Mr. Dolan for good reason or termination in connection with retirement, a change in control or a going private transaction.

Mr. Dolan acknowledges in the employment agreement that any continuing service requirements with respect to any options to purchase Company stock or restricted shares of Company stock issued in connection with the Distribution will be based solely on his service to Cablevision and its affiliates (other than the Company and our subsidiaries). The Company will have no liability to Mr. Dolan with respect to any cash payable pursuant to the outstanding long-term cash and equity awards that were granted to him under the plans of Cablevision prior to the Distribution Date, and Mr. Dolan has agreed that he will not assert any such liability against the Company.

In the employment agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote most of his business time and attention to serving, as Chairman of Cablevision. The Company recognizes and agrees that his responsibilities to Cablevision will preclude him from devoting a substantial portion of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and Cablevision and that none of (i) his dual responsibilities at the Company and Cablevision; (ii) his inability to devote a substantial portion of his time and attention to the Company’s affairs; (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s certificate of incorporation; or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company or Cablevision in light of his dual responsibilities to the Company and Cablevision, will be deemed to be a breach by him of his obligations under the employment agreement.

Joshua W. Sapan

The Compensation Committee and the Board of Directors determined that it was critical for the Company to retain the services of its current President and Chief Executive Officer, Joshua W. Sapan, for a significant future period of time, due to the Company’s long-term strategic goal to continue to further develop its domestic businesses and expand its international operations and Mr. Sapan’s extensive experience and standing within the industry. As a result, on April 24, 2014, the Company entered into an amended and restated employment agreement with Mr. Sapan, the terms of which are described below. Mr. Sapan’s employment agreement with the Company provides for Mr. Sapan’s employment as President and Chief Executive Officer of the Company until December 31, 2020 (the “Scheduled Expiration Date”) at a minimum annual base salary of $2,000,000 (subject to annual review and potential increase in the discretion of the Company’s Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) based on the achievement of performance criteria established by the Compensation Committee in its discretion. Such performance criteria will be set with the same level of difficulty as applied to other senior executives of the Company generally and it is anticipated that such performance criteria will be set with a level of difficulty reasonably consistent with past practice. Under the agreement, Mr. Sapan continues to be eligible to participate in all the Company’s employee benefits and retirement plans at the level available to other members of senior management of the Company subject to meeting the relevant eligibility requirements and the terms of the plans.

Mr. Sapan is eligible to participate in the Company’s long-term cash or equity programs and arrangements consistent with the role and responsibilities of President and Chief Executive Officer. In calendar year 2014, and each year thereafter through the Scheduled Expiration Date during which Mr. Sapan is employed by the Company, Mr. Sapan is entitled to receive long-term cash and equity awards with an aggregate target value of $13,000,000. Unless consented to by Mr. Sapan in writing, the ratio of long-term cash and equity awards in each applicable period will be reasonably consistent with past practice and will be the same ratio as generally provided to Mr. Sapan currently or to other senior executives of the Company generally. Any performance criteria applicable to the long-term cash and equity awards will be set with the same level of difficulty as applied to other senior executives of the Company generally and it is anticipated that the performance criteria will be set with a level of difficulty reasonably consistent with past practice.

Concurrently with the execution of his amended and restated employment agreement, Mr. Sapan also received a onetime special award of restricted stock units with an aggregate target value of $25,000,000 (the “Special Equity Award”). The number of shares granted will be determined by dividing the total target value of $25,000,000 by the average closing price of the Class A Common Stock of the Company for the twenty trading days prior to the grant date. The Special Equity Award is subject to terms substantially similar to the terms contained in the agreements used by the Company for restricted stock unit awards for its senior executives, except that the forfeiture restrictions for the Special Equity Award shall expire on December 31, 2020 and the Special Equity Award vests on a change in control (as defined in the award agreement).

If, prior to the Scheduled Expiration Date, Mr. Sapan’s employment with the Company is terminated (i) by the Company or (ii) by him for Good Reason, and at the time of any such termination Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect terms of the employment agreement), which separation agreement will include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to (and not more restrictive than) those set forth in the agreement (a “Separation Agreement”), we will provide him with the following benefits and rights:

(a)     A cash severance payment equal to two times the sum of his annual base salary and annual target bonus will be made on the 90th day after the termination of his employment;

(b)     Each outstanding long-term cash performance award that is subject to performance criteria will immediately vest in full and will be paid at the same time and to the same extent that other members of senior management receive payment for such awards as determined by our Compensation Committee (subject to the satisfaction of any applicable performance objectives);

(c)     Each of his outstanding long-term cash awards (including any deferred compensation awards under the long-term cash award program) that are not subject to performance criteria will immediately vest in full and will be payable on the 90th day after the termination of his employment;

(d)     (i) All of the time-based restrictions on his outstanding restricted stock and restricted stock units (including the Special Equity Award) will immediately be eliminated; (ii) deliveries with respect to all such restricted stock that are not subject to performance criteria will be made to him immediately after the effective date of the Separation Agreement; (iii) payment and deliveries with respect to all such restricted stock units that are not subject to performance criteria will be made to him on the 90th day after the termination of his employment; and (iv) payments or deliveries with respect to his restricted stock and restricted stock units that are subject to performance criteria will be made (A) with respect to the Special Equity Award and any other award granted after the date of the employment agreement, as soon as practicable after the Compensation Committee determines that performance criteria have been satisfied (which determination will be made (1) with respect to performance periods that ended on or prior to the date of termination, within a reasonable period of time following termination and (2) with respect to performance periods ending after the date of termination, within a reasonable period of time following the end of such performance periods) and (B) with respect to other awards only if, when and to the same extent that other executive officers receive payment or deliveries for such awards as determined by our Compensation Committee (subject to satisfaction of any applicable performance objectives);

(e)     Each of his outstanding stock options and stock appreciation awards will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of the option or award; and

(f)     A prorated annual bonus for the year in which such termination occurred to the same extent that other executive officers receive payment of bonuses for such year as determined by our Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), payable at the same time annual bonuses for such year are payable to other executive officers, and, if not previously paid, his annual bonus for the preceding year, to the same extent that other members of senior management receive payment of annual bonuses for such preceding year as determined by our Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which annual bonus shall be payable at the same time annual bonuses for such preceding year are payable to other members of senior management.

Notwithstanding clauses (c), (d) and (e) above, any more favorable provisions of Mr. Sapan’s existing cash incentive, restricted stock, restricted stock unit, stock option or stock appreciation right award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements), a “change of control” (as defined in the award agreements) or Mr. Sapan’s death.

With respect to any long-term cash performance, restricted stock and restricted stock unit awards that are subject to performance criteria and for which the performance periods have not been completed on the date of Mr. Sapan’s termination of employment by the Company without Cause or by him for Good Reason at which time Cause does not exist, the Company will (1) pay a cash amount equal to the target amount of the cash awards and deliver a number of shares equal to the number of restricted shares and restricted stock unit awards to a “Rabbi Trust” and (2) to the extent the performance criteria are satisfied, the cash and shares in the Rabbi Trust will be paid to Mr. Sapan in accordance with the terms set forth in clauses (c) and (d) above (and to the extent the performance criteria are not achieved, the cash and shares will revert to the Company).

If Mr. Sapan ceases to be an employee of the Company or any of its affiliates prior to the Scheduled Expiration Date as a result of his death or physical or mental disability, Mr. Sapan (or his estate or beneficiary)

will be provided with the benefits and rights set forth in (b) through (f) of the preceding paragraph, and, in the event of his death, such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter.

If, after the Scheduled Expiration Date, Mr. Sapan’s employment with the Company is terminated (i) by the Company; (ii) by him for Good Reason; or (iii) by him without Good Reason but only if he had provided the Company with at least six months’ advance written notice of his intent to terminate his employment and such written notice specifies an effective date of termination no sooner than the first day after the Scheduled Expiration Date; or (iv) as a result of his death or disability, and at the time of any such termination, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (f) of the next preceding paragraph.

If, prior to, on, or after the Scheduled Expiration Date, Mr. Sapan ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options and stock appreciation awards, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Sapan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

The employment agreement contains certain covenants by Mr. Sapan, including a noncompetition agreement that restricts Mr. Sapan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Sapan’s employment agreement, the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” of the Company means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of the power to direct the management of the Company or substantially all its assets (as constituted immediately prior to such transaction or transactions).

Termination for “Good Reason” means that (1) without Mr. Sapan’s consent, (A) Mr. Sapan’s base salary or annual bonus target is reduced, (B) the Company requires that Mr. Sapan’s principal office be located more than 50 miles from Manhattan, (C) the Company materially breaches its obligations to Mr. Sapan under his employment agreement, (D) Mr. Sapan is no longer the President and Chief Executive Officer of the Company, (E) Mr. Sapan no longer reports directly to the Chairman (or an Executive Chairman) of the Board of Directors of the Company, or (F) Mr. Sapan’s responsibilities are materially diminished; (2) Mr. Sapan has given the Company written notice, referring specifically to this definition, that he does not consent to such action; (3) the

Company has not corrected such action within 15 days of receiving such notice; and (4) Mr. Sapan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

Prior to April 2014, Mr. Sapan’s employment was governed by the terms of the employment agreement entered into with Mr. Sapan in 2011, which was generally consistent with the terms described above except that: (1) the Scheduled Expiration Date was December 31, 2016, (2) the minimum annual base salary was $1,280,000 million, (3) the target annual bonus was $2,560,000, (4) the expected annual long-term incentive grant was $5,210,000, (5) the employment agreement did not contain the Special Equity Award (but contained a different one-time equity award granted in 2011), (6) the employment agreement did not provide that the more favorable provisions of existing award agreements apply following a change in control or going private transaction, notwithstanding the provisions in the employment agreement and (7) the employment agreement did not contain the Rabbi Trust funding provision.

Edward A. Carroll

On April 19, 2013, AMC Networks entered into an employment agreement with Mr. Carroll (the “Carroll Employment Agreement”), replacing his previous employment agreement, which expired on April 15, 2013. The Carroll Employment Agreement provides for Mr. Carroll’s employment as Chief Operating Officer of the Company through December 31, 2016, with a minimum annual base salary of $1,100,000 (subject to annual review and potential increase in the discretion of the Company’s Compensation Committee) and an annual target bonus opportunity equal to not less than 115% of his annual base salary. He will be eligible for our standard benefits programs and to participate in our long-term equity and other incentive programs, in each case on the same basis as similarly situated executives at the Company. The Carroll Employment Agreement provides that it is expected that Mr. Carroll’s participation in the Company’s long-term equity and other incentive programs will consist of annual grants of cash and/or equity awards with a target value of not less than $2,250,000, as determined by the Compensation Committee.

The Carroll Employment Agreement provides severance benefits if Mr. Carroll’s employment is terminated prior to December 31, 2016 (1) by the Company or (2) by Mr. Carroll for Good Reason, and at the time of such termination under clauses (1) or (2) Cause does not exist. These benefits consist of (a) the payment of an amount in cash equal to not less than two times the sum of Mr. Carroll’s annual base salary and his annual target bonus as in effect at that time, (b) the payment of a prorated bonus for the year of termination and, to the extent termination occurs prior to the payment of an annual bonus for the preceding year, payment of an annual bonus for the preceding year, in each case, if and when other similarly situated employees receive payment of bonuses for such years as determined by the Company’s Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable Company and business-unit performance objectives without adjustment for individual performance), (c) each of his outstanding long-term cash awards granted under the plans of the Company shall immediately vest in full and be payable at the same time and to the same extent such awards are paid to similarly situated active executives as determined by the Company’s Compensation Committee (subject to satisfaction of any applicable performance criteria), (d) each of his outstanding restricted stock or restricted stock unit awards granted under plans of the Company will continue to vest in accordance with their original vesting schedule and payments or deliveries will be made to him on the original vesting date, and (e) each of his outstanding stock options and stock appreciation awards under the plans of the Company will continue to vest in accordance with their original vesting schedule and he will have the right to exercise each of such options and awards for the remainder of the term of such option or award. All benefits would be conditioned on Mr. Carroll executing a Separation Agreement.

If Mr. Carroll ceases to be an employee of the Company prior to December 31, 2016 as a result of his death or physical or mental disability, and at the time Cause does not exist then, subject (other than in the case of death) to his execution of a Separation Agreement, Mr. Carroll (or his estate or beneficiary) will be provided with the benefits and rights set forth in clauses (b), (d) and (e) in the preceding paragraph, and each of his outstanding long-term cash incentive awards granted under plans of the Company will immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount shall be at the target amount for such award and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment of such award shall be at the same time and to the extent that other similarly situated executives receive payment as determined by the Company’s Compensation Committee (subject to satisfaction of the applicable performance criteria).

Notwithstanding clauses (c), (d) and (e) above, any more favorable provisions of Mr. Carroll’s existing cash incentive, restricted stock, restricted stock unit, stock option or stock appreciation right award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements), a “change of control” (as defined in the award agreements) or Mr. Carroll’s death.

For purposes of the Carroll Employment Agreement the following definitions apply:

“Cause” means (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination for “Good Reason” means that (1) without Mr. Carroll’s consent, (A) his base salary or annual bonus target is reduced, (B) his title is reduced, (C) he reports directly to someone other than the Executive Chairman or the President and Chief Executive Officer of the Company, (D) his responsibilities as in effect immediately after April 19, 2013 are thereafter materially diminished, or (E) the Company requires that his principal office be located more than 50 miles from Manhattan; (2) he has given the Company written notice, referring specifically to the Carroll Employment Agreement and the Good Reason definition, that he does not consent to such action; (3) the Company has not corrected such action within 30 days of receiving such notice; and (4) he voluntarily terminates his employment within 90 days following the happening of the action described in subsection (l) above.

Sean S. Sullivan

On March 12, 2013, AMC Networks entered into an employment agreement with Mr. Sullivan. The employment agreement provides for Mr. Sullivan’s employment as Executive Vice President and Chief Financial Officer of the Company through March 12, 2016, with a minimum annual base salary of $655,000 (subject to annual review and potential increase in the discretion of the Company’s Compensation Committee) and an annual target bonus opportunity equal to 75% of his annual base salary. He will be eligible for our standard benefits programs and to participate in our long-term equity and other incentive programs, in each case on the same basis as similarly situated executives at the Company. The agreement provides that it is expected that Mr. Sullivan’s participation in the Company’s long-term equity and other incentive programs will consist of annual grants of cash and/or equity awards with a target value of not less than $1,200,000, as determined by the Compensation Committee.

Mr. Sullivan’s employment agreement provides severance benefits if Mr. Sullivan’s employment is terminated prior to March 12, 2016 (1) by the Company or (2) by Mr. Sullivan for Good Reason, and at the time of such termination under clauses (1) or (2) Cause does not exist. These benefits consist of the payment of an amount in cash equal to not less than two times the sum of Mr. Sullivan’s annual base salary and his annual target bonus as in effect at that time. In addition, Mr. Sullivan is entitled to a prorated bonus for the year of termination and, to the extent termination occurs prior to the payment of an annual bonus for the preceding year, an annual bonus for the preceding year, in each case, if and when other similarly situated employees receive payment of bonuses for such years as determined by the Company’s Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable Company and business-unit performance objectives without adjustment for individual performance). Finally, the Company’s Compensation Committee will consider, in good faith, approving the vesting of Mr. Sullivan’s outstanding equity and cash incentive awards on a pro rata basis, provided that, to the extent any such awards are subject to any performance criteria, any such pro rata vested portion will be payable when and to the same extent paid to other employees generally holding such awards, subject to the satisfaction of the performance criteria. In connection with any termination of Mr. Sullivan’s employment, other than as specifically provided above, all equity or cash incentive grants or awards he may then have outstanding will be treated in accordance with their terms. All benefits would be conditioned on Mr. Sullivan executing a Separation Agreement.

For purposes of Mr. Sullivan’s employment agreement the following definitions apply:

“Cause” means Mr. Sullivan’s (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination for “Good Reason” means that (1) without Mr. Sullivan’s consent, (A) his base salary or annual bonus target (as each may be increased from time to time in the Company’s Compensation Committee’s discretion) is reduced, (B) his title is reduced, (C) his responsibilities as in effect immediately after March 12, 2013 are thereafter materially diminished, or (D) the Company requires that his principal office be located more than 50 miles from Manhattan; (2) he has given the Company written notice, referring specifically to the employment agreement and the Good Reason definition, that he does not consent to such action; (3) the Company has not corrected such action within 30 days of receiving such notice; and (4) he voluntarily terminates his employment within 90 days following the happening of the action described in subsection (l) above.

James G. Gallagher

On March 12, 2013, AMC Networks entered into an employment agreement with James G. Gallagher. The agreement provides for Mr. Gallagher’s employment as Executive Vice President and General Counsel of the Company through March 12, 2016. The employment agreement provides for a minimum annual base salary of $520,000 (subject to annual review and potential increase in the discretion of the Company’s Compensation Committee) and an annual target bonus opportunity equal to 60% of his annual base salary in the discretion of the Company’s Compensation Committee. He will be eligible for our standard benefits programs and to participate in our long-term equity and other incentive programs, in each case on the same basis as similarly situated executives at the Company. The agreement provides that it is expected that Mr. Gallagher’s participation in the Company’s long-term equity and other incentive programs will consist of annual grants of cash and/or equity awards with a target value of not less than $700,000, as determined by the Compensation Committee.

Mr. Gallagher’s employment agreement provides severance benefits if Mr. Gallagher’s employment is terminated prior to March 12, 2016 (1) by the Company or (2) by Mr. Gallagher for Good Reason, and at the time of such termination under clauses (1) or (2) Cause does not exist. These benefits consist of the payment of an amount in cash equal to not less than two times the sum of Mr. Gallagher’s annual base salary and his annual target bonus as in effect at that time. In addition, Mr. Gallagher is entitled to a prorated bonus for the year of termination and, to the extent termination occurs prior to the payment of an annual bonus for the preceding year, an annual bonus for the preceding year, in each case if and when other similarly situated employees receive payment of bonuses for such years as determined by the Company’s Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable Company and business-unit performance objectives without adjustment for individual performance). Finally, the Company’s Compensation Committee will consider, in good faith, approving the vesting of Mr. Gallagher’s outstanding equity and cash incentive awards on a pro rata basis, provided that, to the extent any such awards are subject to any performance criteria, any such pro rata vested portion will be payable when and to the same extent paid to other employees generally holding such awards, subject to the satisfaction of the performance criteria.

In connection with any termination of Mr. Gallagher’s employment, other than as specifically provided above, all equity or cash incentive grants or awards he may then have outstanding will be treated in accordance with their terms. All benefits would be conditioned on Mr. Gallagher executing a Separation Agreement.

For purposes of Mr. Gallagher’s employment agreement the following definitions apply:

“Cause” means Mr. Gallagher’s (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination for “Good Reason” means that (1) without Mr. Gallagher’s consent, (A) his base salary or annual bonus target (as each may be increased from time to time in the Company’s Compensation Committee’s discretion) is reduced, (B) his title is reduced, (C) his responsibilities as in effect immediately after March 12, 2013 are thereafter materially diminished, or (D) the Company requires that his principal office be located more than 50 miles from Manhattan; (2) he has given the Company written notice, referring specifically to the employment agreement and the Good Reason definition, that he does not consent to such action; (3) the Company has not corrected such action within 30 days of receiving such notice; and (4) he voluntarily terminates his employment within 90 days following the happening of the action described in subsection (l) above.

Termination and Severance

This section describes the payments that would be received by executive officers from the Company upon various termination of employment scenarios.

Separation from the Company

Payments may be made to employees upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company with cause or without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. Certain of these circumstances are addressed in employment agreements between the Company and the executives. The information under “Separation from the Company” assumes that the NEO was employed by the Company under his applicable agreement, if any, and his employment terminated as of December 31, 2013. For a description of termination provisions in the employment agreements, see “Employment Agreements” above. In addition, award agreements for any long-term incentives will also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to our NEOs under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

Termination of employment occurred after the close of business on December 31, 2013. Payment calculations are based upon the applicable NEO’s employment agreement, if any, as in effect on that date.

We have valued equity awards using the closing market price of Class A Common Stock on the NASDAQ on December 31, 2013, the last trading day of the year, of $68.11.

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded).

Benefits Payable As a Result of Voluntary Termination of Employment by Employee, Retirement or Termination of Employment by the Company for Cause

In the event of voluntary termination of employment by the executive, retirement or termination by the Company for cause, none of our NEOs would have been entitled to any payments at December 31, 2013.

Benefits Payable As a Result of Termination of Employment by the Company Without Cause or by Employee For Good Reason*

Elements	Mr. Dolan	Mr. Sapan	Mr. Carroll	Mr. Sullivan		Mr. Gallagher
Severance	—	$7,680,000(1)	$4,730,000(1)	$2,292,500	(1)	$1,664,000	(1)
Pro rata bonus	—	$3,392,000(2)	$1,673,857(2)	$650,333	(2)	$413,033	(2)
Unvested restricted stock and restricted stock units	—	$16,953,191(3)	$3,944,046(3)	—		—
Unvested stock options	—	—	—	—		—
Cash performance awards.	—	$8,286,000(4)	$2,775,000(4)	—		—

*	The amounts in this table do not include any payments or awards that were vested at December 31, 2013 or any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of the executive’s salary and target bonus in accordance with the executive’s employment agreement.

(2)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, without regard to individual performance in accordance with the executive’s employment agreement.

(3)	Represents full vesting of the executive’s outstanding restricted stock and restricted stock unit awards in accordance with the executive’s employment agreement.

(4)	Represents full vesting of the executive’s outstanding cash performance awards in accordance with the executive’s employment agreement.

Benefits Payable As a Result of Termination of Employment Due to Death*

Elements	Mr. Dolan		Mr. Sapan		Mr. Carroll		Mr. Sullivan		Mr. Gallagher
Severance	—		—		—		—		—
Salary	$400,000	(1)	—		—		—		—
Pro rata bonus.			$3,392,000	(2)	$1,673,856	(2)	—		—
Unvested restricted stock and restricted stock units	$986,437	(3)	$16,953,191	(3)	$3,944,046	(3)	$1,892,504	(3)	$1,286,325	(3)
Unvested stock options	—		—		—		—		—
Cash performance awards	$550,000	(5)	$8,286,000	(4)	$2,775,000	(4)	$783,333	(5)	$556,667	(5)

*	The amounts in this table do not include any payments or awards that were vested at December 31, 2013 or any pension or other vested retirement benefits.

(1)	Represents one year of base salary.

(2)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, without regard to individual performance in accordance with the executive’s employment agreement.

(3)	Represents full vesting of the executive’s outstanding restricted stock and restricted stock unit awards.

(4)	Represents full vesting of the executive’s outstanding cash performance awards in accordance with the executive’s employment agreement.

(5)

Represents pro rata vesting of the executive’s outstanding cash performance awards pursuant to the terms of the award agreements; the remaining amounts of the executive’s performance awards would be forfeited.

Benefits Payable As a Result of Termination of Employment Due to Disability*

Elements	Mr. Dolan		Mr. Sapan		Mr. Carroll		Mr. Sullivan	Mr. Gallagher
Severance	—		—		—		—	—
Salary	$200,000	(1)	—		—		—	—
Pro rata bonus	$927,500	(2)	$3,392,000	(3)	$1,673,856	(3)	—	—
Unvested restricted stock and restricted stock units	—		$16,953,191	(4)	$3,944,046	(4)	—	—
Unvested stock options	—		—		—		—	—
Cash performance awards	—		$8,286,000	(5)	$2,775,000	(5)	—	—

*	The amounts in this table do not include any payments or awards that were vested at December 31, 2013 or any pension or other vested retirement benefits.

(1)	Represents six months of base salary payable in accordance with the executive’s employment agreement.

(2)	Represents a bonus for the year in which the termination occurred in accordance with the executive’s employment agreement.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, without regard to individual performance in accordance with the executive’s employment agreement.

(4)	Represents full vesting of the executive’s outstanding restricted stock and restricted stock unit awards in accordance with the executive’s employment agreement.

(5)	Represents full vesting of the executive’s outstanding cash performance awards in accordance with the executive’s employment agreement.

Benefits Payable As a Result of Termination of Employment In Connection with a Change in Control or Going Private Transaction(1)*

Elements	Mr. Dolan	Mr. Sapan	Mr. Carroll	Mr. Sullivan	Mr. Gallagher
Severance	—	$7,680,000(2)	$4,730,000(2)	$2,292,500(2)	$1,664,000(2)
Pro rata bonus	—	$3,392,000(3)	$1,673,857(3)	$650,333(3)	$413,033(3)
Unvested restricted stock and restricted stock units	$986,437(5)	$16,953,191(4)	$3,944,046(5)	$1,892,504(5)	$1,286,325(5)
Unvested stock options	—	—	—	—	—
Cash performance awards	$1,110,000(7)	$8,286,000(6)	$2,775,000(7)	$1,350,000(7)	$890,000(7)

*	The amounts in this table do not include any payments or awards that were vested at December 31, 2013 or any pension or other vested retirement benefits.

(1)

The numbers presented in this table reflect amounts payable as a result of termination of employment by the executive for “Good Reason” or by the Company “without Cause” following a change in control. The amounts payable as a result of such termination following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control.

(2)	Represents severance equal to two times the sum of the executive’s salary and target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, without regard to individual performance in accordance with the executive’s employment agreement.

(4)	Represents full vesting of the executive’s outstanding restricted stock and restricted stock unit awards in accordance with the executive’s employment agreement.

(5)

Represents full vesting of the executive’s outstanding restricted stock and restricted stock unit awards. Upon a change in control or going private transaction, Messrs. Dolan, Carroll, Sullivan and Gallagher will be entitled to either (in the Compensation Committee’s discretion) (a) cash equal to the unvested shares or units multiplied by the per share price paid in the change in control or going private transaction, or (b) if the successor entity is a publicly traded company, a replacement restricted share or restricted stock unit award from the successor entity with the same terms. Any such award would be payable upon the earliest of (x) the date the shares or units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation with good reason within three years of the change in control or going private transaction, or (z) only if the Compensation Committee elects clause (a) above, upon a resignation for any reason that occurs at least six months, but no more than nine months following the change in control or going private transaction.

(6)	Represents full vesting of the executive’s outstanding cash performance awards in accordance with the executive’s employment agreement.

(7)

Represents full vesting of the executive’s outstanding cash performance awards pursuant to the terms of these award agreements. In addition, if a change in control were to occur but the executive’s employment was not terminated, the executive would nevertheless be entitled to full vesting of the executive’s outstanding cash performance awards.

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for other future issuances under all of our equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)(c)
Equity compensation plans approved by security holders	1,224,140	$40.93	2,360,145
Equity compensation plans not approved by security holders	—	—	—
Total	1,224,140	$40.93	2,360,145

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Approximately 348,109 shares of this amount relate to options held by Cablevision, AMC Networks and MSG employees.

(2)

In March 2014, the Compensation Committee granted awards of restricted stock units covering an aggregate of 472,445, which is not reflected in the number of shares remaining available for future issuance in column (c).

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

Mr. Charles F. Dolan[1]	Executive Chairman

Mr. Joshua W. Sapan	President and Chief Executive Officer

Mr. Edward A. Carroll	Chief Operating Officer

Mr. Sean S. Sullivan	Executive Vice President and Chief Financial Officer

Mr. James G. Gallagher	Executive Vice President and General Counsel

Mr. John P. Giraldo	Chief Accounting Officer

(1)	The biography for Charles F. Dolan appears above under Proposal 1 — Election of Directors, “Directors Elected by Class B Common Stockholders.”

JOSHUA W. SAPAN, 63, President and Chief Executive Officer of the Company since March 9, 2011. Chief Executive Officer of Rainbow Media Holdings LLC since 1995. Chief Operating Officer of Rainbow Media Holdings LLC from 1991 to 1995. President of AMC and Bravo from 1987 to 1991. Serves on the boards of The Cable Center, the Cable & Telecommunications Association for Marketing (CTAM) Educational Foundation, the International Radio and Television Society (IRTS) Foundation, the Museum of the Moving Image, the Hebrew Home for the Aged, People for the American Way, WNYC Radio and The New School University.

EDWARD A. CARROLL, 50, Chief Operating Officer of the Company since June 6, 2011. Various positions at Rainbow Media Holdings LLC since 1987, including as Chief Operating Officer of Rainbow Entertainment Services since January 2009; President of Rainbow Entertainment Services from 2004 to 2009; and General Manager of IFC and/or Bravo from 1997 to 2004.

SEAN S. SULLIVAN, 47, Executive Vice President and Chief Financial Officer of the Company since June 6, 2011. Chief Corporate Officer of Rainbow Media Holdings LLC since September 2010. Chief Financial Officer of HiT Entertainment from 2009 to 2010. Chief Financial Officer and President of Commercial Print and Packaging division of Cenveo, Inc. from 2005 to 2008. Executive Vice President and Chief Financial Officer of Spencer Press, Inc. from 2004 to 2005. Executive Vice President of Burton Capital Management from 2003 to 2004. Senior Vice President, Finance and Corporate Development for Moore Corporation Limited from 2001 to 2002.

JAMES G. GALLAGHER, 55, Executive Vice President and General Counsel of the Company since June 6, 2011. Executive Vice President and General Counsel of Rainbow Media Holdings LLC since February 2008. Executive Vice President and General Counsel of Tommy Hilfiger Corporation from 2005 to 2006. Executive Vice President and General Counsel of HSN (Home Shopping Network) from 1996 to 2002.

JOHN P. GIRALDO, 46, Chief Accounting Officer of the Company since June 6, 2011. Senior Vice President and Chief Accounting Officer of Scholastic Corporation from 2009 to 2011. Vice President, Controller of MTV Games from 2008 to 2009. Senior Vice President, Corporate Accounting at New Line Cinema from 2002 through 2008. Vice President of Finance at Major League Soccer from 1998 to 2001.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND DIRECTOR INDEPENDENCE

Relationship Between Us and Cablevision and MSG

As a result of the Distribution, Cablevision no longer holds a common stock ownership interest in us. However, Cablevision, MSG and we continue to be under the control of Charles F. Dolan, members of his family and certain related family entities.

For purposes of governing the ongoing relationships between Cablevision and us and to provide for our orderly transition from a wholly owned subsidiary of Cablevision to a separate, public listed company, Cablevision and we entered into the agreements described in this section.

Certain of the agreements summarized in this section have been included as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2013, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as so filed.

Distribution Agreement

On June 6, 2011, we entered into the Distribution Agreement with Cablevision and CSC Holdings as part of a series of transactions pursuant to which we received all of the limited liability company interests in RMH, the wholly owned indirect subsidiary of Cablevision through which Cablevision historically conducted the AMC Networks business.

Under the Distribution Agreement, Cablevision provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by Cablevision of its obligations under the Distribution Agreement; and (iv) any untrue statement or omission in our Registration Statement on Form 10 filed with the SEC (the “Registration Statement”) or in the related Information Statement relating to Cablevision and its subsidiaries (the “Information Statement”). We provide Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses; (ii) any breach by the Company of its obligations under the Distribution Agreement; and (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to Cablevision and its subsidiaries.

In the Distribution Agreement, we release Cablevision from any claims we might have arising out of:

•	the management of the businesses and affairs of AMC Networks on or prior to the Distribution;

•	the terms of the Distribution, our Amended and Restated Certificate of Incorporation, our By- Laws and the other agreements entered into in connection with the Distribution;

•	the financing transactions in connection with the Distribution (the “Financing Transactions”); and

•	any decisions that were made, or actions taken, relating to AMC Networks, the Distribution or the Financing Transactions.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On June 6, 2011, we entered into a Tax Disaffiliation Agreement with Cablevision that governs Cablevision’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the Distribution.

We and our eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes and in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Distribution, we generally will not join with Cablevision in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, with certain exceptions, Cablevision is generally responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period that ended on or before the Distribution Date. With certain exceptions, we are generally responsible for all other taxes (including certain New York City income taxes) for all taxable periods that ended on or before the Distribution Date, and all taxes that are attributable to us or one of our subsidiaries after the Distribution Date.

Notwithstanding the Tax Disaffiliation Agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which we have been included in Cablevision’s consolidated group, we could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, we would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Tax Disaffiliation Agreement.

We are responsible for filing all tax returns for all periods ending after the Distribution Date that include us or one of our subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes us or one of our subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than us or any of our subsidiaries), on the other hand. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Distribution Date, however, if we cannot waive the right, we would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first- mentioned party will have the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between Cablevision and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

The Tax Disaffiliation Agreement limits our ability to pre-pay, pay down, redeem, retire, or otherwise acquire the Company’s 7.75% senior unsecured notes due July 15, 2021 or the Company’s 4.75% senior unsecured notes due December 15, 2022. Moreover, we must indemnify Cablevision and its subsidiaries, officers and directors for any taxes, resulting from our action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction.

Employee Matters Agreement and Equity Administration Agreement

The Company is party to an Employee Matters Agreement with Cablevision, and an Equity Administration Agreement with The Madison Square Garden Company, each of which sets forth the responsibilities and liabilities of the parties regarding exercise and forfeiture of stock options, and stock appreciation rights: (i) of the Company that are held by employees or former employees of Cablevision or The Madison Square Garden Company and (ii) of Cablevision or The Madison Square Garden Company that are held by employees or former employees of the Company.

AMC Networks Broadcasting & Technology Services Agreement

AMC Networks Broadcasting & Technology, a wholly owned indirect subsidiary of AMC Networks, entered into services agreements with subsidiaries of MSG for the provision by AMC Networks Broadcasting & Technology of certain transponder services and technical support services in connection therewith.

VOOM Litigation Agreement

In connection with the Distribution, CSC Holdings and AMC Networks and Rainbow Programming Holdings, LLC, an indirect wholly owned subsidiary of AMC Networks (collectively, the “AMC Parties”) entered into the VOOM Litigation Agreement providing that from and after the Distribution Date, CSC Holdings retained full control over the pending litigation with DISH Network. Any decision with respect to settlement was to be made jointly by CSC Holdings and the AMC Parties. The VOOM Litigation Agreement provided that CSC Holdings and the AMC Parties would share equally in the proceeds (including in the value of any non-cash consideration) of any settlement or final judgment in the litigation with DISH Network that are received by subsidiaries of the Company from Voom HD. The AMC Parties were responsible for the legal fees and costs until such costs reached an agreed upon threshold, at which point CSC Holdings and the AMC Parties bore such fees and expenses equally. The allocation of the settlement proceeds between the AMC Parties and CSC Holdings was to be determined pursuant to the VOOM Litigation Agreement. The AMC Parties and CSC Holdings agreed that, pending a final determination of the allocation of the settlement proceeds, $350 million of the cash proceeds would be distributed to each of the Company and Cablevision. Accordingly, the portion disbursed to the Company was included in cash and cash equivalents in the consolidated balance sheet at December 31, 2012. The final amount allocated to the Company was determined pursuant to an agreement entered into by Cablevision and the Company on April 8, 2013 (the “Allocation Agreement”). Under the Allocation Agreement, the Company retained $175 million of the settlement proceeds and paid to Cablevision $175 million of the $350 million previously disbursed to it. See Item 7, “DISH Network” of our Annual Report on Form 10-K for the year ended December 31, 2013 for a description of the settlement of the VOOM litigation and the Allocation Agreement.

Other Arrangements and Agreements with Cablevision

Cablevision is a party to affiliation agreements with each of AMC, WE tv, IFC and SundanceTV relating to the carriage of those programming networks on Cablevision’s cable television systems. The Company has also entered into a number of other commercial and technical arrangements and agreements with Cablevision and its subsidiaries, none of which are material to the Company. These include arrangements for the Company’s provision of technical and transport services and vendor services, and access to technology.

Aircraft Arrangements with Cablevision and Certain Dolan Family Members

RMH has entered into a Time Sharing Agreement with CSC Transport, Inc. (“CSC Transport”), a subsidiary of Cablevision, pursuant to which CSC Transport leases to RMH, on a “time-sharing” basis, a Gulfstream Aerospace G-V aircraft and three helicopters. RMH pays CSC Transport an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. In calculating the amounts payable under the agreement, RMH and CSC Transport will allocate in good faith the treatment of any flight that is for the benefit of both RMH and Cablevision. The agreement became effective as of the Distribution Date. During 2013, RMH paid CSC Transport $122,106 under this agreement.

See “Stock Ownership Table” for a description of registration rights agreements among Dolan family interests and the Company.

Engagement of Guggenheim Partners

On October 25, 2013, the Independent Committee authorized the Company to enter into an engagement letter (the “Engagement Letter”) with an affiliate of Guggenheim Partners (“Guggenheim”), of which Mr. Schwartz is the executive chairman, to act as the Company’s financial advisor in connection with the Chellomedia Acquisition. On December 11, 2013, pursuant to the Engagement Letter, the Independent Committee approved Guggenheim’s fee of $10,000,000 plus out-of-pocket costs to be payable upon completion of the Chellomedia Acquisition, which fee was paid on February 20, 2014.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Charles F. Dolan serves as the Executive Chairman of the Company and as the Chairman of Cablevision. In addition, eight of the members of our Board of Directors (including Charles F. Dolan), also serve as directors of Cablevision and several of our directors serve as officers and/or employees of Cablevision concurrently with their service on our Board. Seven members of our Board also serve as directors of MSG. Therefore, these directors may have actual or apparent conflicts of interest with respect to matters involving or affecting each company. For example, there is the potential for a conflict of interest when we, Cablevision or MSG consider certain acquisitions and other corporate opportunities that may be suitable for us and either or both of them. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between Cablevision or MSG and us. In addition, certain of our officers and directors own Cablevision and MSG stock and options to purchase Cablevision or MSG stock. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company and Cablevision or MSG. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

The Company’s Amended and Restated Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with Cablevision and its subsidiaries and successors or MSG and its subsidiaries and successors and that the Company may engage in material business transactions with such entities. The Company has renounced its rights to certain business opportunities and the Company’s Amended and Restated Certificate of Incorporation provides that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Cablevision or any of its subsidiaries or MSG or any of its subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. These provisions in our Amended and Restated Certificate of Incorporation also expressly validate certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and Cablevision, MSG and/or any of their respective subsidiaries and provide that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

We have adopted a written policy whereby an independent committee of our Board of Directors reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person” as defined in Item 404 has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000. To simplify the administration of the approval process under this policy, the independent committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board of Directors. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on an independent committee will participate in the consideration of a related party transaction with that director or any related person of that director.

Our Board of Directors has also adopted a special approval policy for transactions with Cablevision and its subsidiaries or with MSG and its subsidiaries (collectively, the “Other Company”) whether or not such transactions qualify as “related party” transactions described above. Under this policy, the independent committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and the Other Company, on the other hand, in which the amount exceeds the dollar threshold set forth in Item 404. To simplify the administration of the approval process under this policy, the independent committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of these intercompany arrangements under the Related Party Transaction Approval Policy but does cover any amendments, modifications, terminations or extensions, other than ministerial, nonsubstantive amendments or modifications, as well as the handling and resolution of any disputes. Our executive officers and directors who are also senior executives or directors of the Other Company may participate in the negotiation, execution, implementation, amendment, modification, or termination of these intercompany arrangements, as well as in any resolution of disputes thereunder, on behalf of either or both of the Company and the Other Company, in each case under the direction of an independent committee or the comparable committee of the board of directors of the Other Company.

Our Related Party Transaction Approval Policy cannot be amended or terminated without the prior approval of a majority of the independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of NASDAQ corporate governance standards.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10 percent of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require AMC Networks to identify anyone who failed to file a required report or filed a late report during 2013. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of March 15, 2014, except as noted below, with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company’s based solely on the Company’s review of SEC filings; (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3)	Class A Common Stock	909,822	1.5%	65.98%
c/o Dolan Family Office	Class B Common Stock	11,484,408	100%	—
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan (3)(4)(5)(6)(20)(29)(30)(31)	Class A Common Stock	418,079	*	29.98%
c/o Dolan Family Office	Class B Common Stock	5,217,217	45.43%	—
340 Crossways Park Drive
Woodbury, NY 11797

Helen A. Dolan (3)(4)(5)(6)(20)(29)(30)(31)	Class A Common Stock	418,079	*	29.98%
c/o Dolan Family Office	Class B Common Stock	5,217,217	45.43%	—
340 Crossways Park Drive
Woodbury, NY 11797

Joshua W. Sapan (27)(29)	Class A Common Stock	180,198	*	*
	Class B Common Stock	—	*	—

Edward A. Carroll (6)(28)(29)	Class A Common Stock	19,742	*	*
	Class B Common Stock	—	*	—

Sean S. Sullivan (29)	Class A Common Stock	4,449	*	*
	Class B Common Stock	—	*	—

James G. Gallagher (29)	Class A Common Stock	4,914	*	*
	Class B Common Stock	—	*	—

William J. Bell (8)	Class A Common Stock	—	*	*
	Class B Common Stock	—	*	—

James L. Dolan (3)(6)(8)(9)(11)(26)(28)	Class A Common Stock	229,851	*	6.54%
P.O. Box 420	Class B Common Stock	1,123,547	9.78%	—
Oyster Bay, NY 11771

Kristin A. Dolan (6)(8)(9)(11)(26)(28)	Class A Common Stock	229,851	*	6.54%
P.O. Box 420	Class B Common Stock	1,123,547	9.78%	—
Oyster Bay, NY 11771

Patrick F. Dolan (3)(6)(8)(12)(24)	Class A Common Stock	16,218	*	5.78%
c/o Dolan Family Office	Class B Common Stock	1,012,491	8.82%	—
340 Crossways Park Drive
Woodbury, NY 11797

Thomas C. Dolan (3)(8)(13)(25)	Class A Common Stock	57,114	*	5.48%
c/o Dolan Family Office	Class B Common Stock	956,029	8.32%	—
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Brian G. Sweeney (3)(6)(8)(14)(15)(22)	Class A Common Stock	86,312	*	7.60%
1111 Stewart Avenue	Class B Common Stock	1,324,261	11.53%	—
Bethpage, NY 11714

Marianne Dolan Weber (3)(7)(8)(16)(23)	Class A Common Stock	51,914	*	5.72%
P.O. Box 420	Class B Common Stock	999,121	8.70%	—
Oyster Bay, NY 11771

Neil M. Ashe (8)	Class A Common Stock	—	*	*
	Class B Common Stock	—	—

Alan D. Schwartz (8)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—	—

Leonard Tow (7)(8)	Class A Common Stock	8139	*	*
	Class B Common Stock	—	—	—

Robert C. Wright (8)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—	—

Carl E. Vogel (8)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—	—

Jonathan F. Miller (8)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—	—

All executive officers and directors as a group (4)(5)(6)(7)(8)(9)(11)(12)(13)(14)(15) (16)(22)(23)(24)(25)(26)(27)(28)(29) (30)(31)	Class A Common Stock	1,076,930	1.78%	60.07%
	Class B Common Stock	10,430,674	90.82%	—

Kathleen M. Dolan (3)(10)(21)(22)(23) (24)(25)(26)	Class A Common Stock	227,884	*	32.10%
94B Bowman Road	Class B Common Stock	5,603,448	48.78%	—
Barnard, VT 05031

Deborah A. Dolan-Sweeney (3)(6)(8)(14)(15) (22)	Class A Common Stock	86,312	*	7.60%
c/o Dolan Family Office	Class B Common Stock	1,324,261	11.53%	—
340 Crossways Park Drive
Woodbury, NY 11797

Paul J. Dolan (3)(17)(21)(26)	Class A Common Stock	190,207	*	11.20%
Progressive Field, 2401 Ontario St. Cleveland, OH 44115	Class B Common Stock	1,945,899	16.94%	—

Mary S. Dolan (3)(18)(22)(24)	Class A Common Stock	62,933	*	34.27%
300 So. Riverside Plaza, Suite 1480	Class B Common Stock	6,005,452	52.29%	—
Chicago, IL 60606

Matthew J. Dolan (3)(19)(23)(25)	Class A Common Stock	90,887	*	10.41%
Corporate Place, 100 7th Avenue, Suite 150	Class B Common Stock	1,817,760	15.83%	—
Chardon, OH 44024

David M. Dolan (3)(20)(30)(31)	Class A Common Stock	309,248	*	23.55%
7 Glenmaro Lane	Class B Common Stock	4,100,496	35.70%	—
St. Louis, MO 63131

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust (3)(21)	Class A Common Stock	47,864	*	5.27%
FBO Kathleen M. Dolan	Class B Common Stock	918,981	8.00%	—
P.O. Box 420
Oyster Bay, NY 1771

Charles F. Dolan Children Trust (3)(22)	Class A Common Stock	47,864	*	5.27%
FBO Deborah A. Dolan-Sweeney c/o Dolan Family Office	Class B Common Stock	918,981	8.00%	—
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children Trust (3)(23)	Class A Common Stock	47,864	*	5.10%
FBO Marianne Dolan Weber	Class B Common Stock	890,802	7.76%	—
P.O. Box 420
Oyster Bay, NY 11771

Charles F. Dolan Children Trust (3)(24)	Class A Common Stock	—	*	5.05%
FBO Patrick F. Dolan c/o Dolan Family Office	Class B Common Stock	886,015	7.71%	—
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children Trust (3)(25)	Class A Common Stock	39,886	*	5.31%
FBO Thomas C. Dolan c/o Dolan Family Office	Class B Common Stock	926,958	8.07%	—
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children Trust (3)(26)	Class A Common Stock	39,886	*	5.31%
FBO James L. Dolan	Class B Common Stock	926,958	8.07%	—
P.O. Box 420
Oyster Bay, NY 11771

Charles F. Dolan 2009 Family Trust FBO (3)(30)	Class A Common Stock	—	*	4.92%
Thomas C. Dolan	Class B Common Stock	862,306	7.51%	—
c/o Dolan Family Office
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family Trust FBO (3)(31)	Class A Common Stock	—	*	4.72%
James L. Dolan	Class B Common Stock	828,245	7.21%	—
P.O. Box 420
Oyster Bay, NY 11771

ClearBridge Investments, LLC (32)	Class A Common Stock	4,809,248	7.94%	2.74%
620 8th Avenue	Class B Common Stock	—	—	—
New York, NY 10018

BlackRock Inc. (33)	Class A Common Stock	4,625,536	7.63%	2.64%
55 East 52nd Street	Class B Common Stock	—	—	—
New York, NY 10055

The Vanguard Group (34)	Class A Common Stock	3,542,978	5.85%	2.02%
100 Vanguard Blvd.	Class B Common Stock	—	—	—
Malvern, PA 19355

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Luxor Capital Group, LP (35)	Class A Common Stock	3,223,637	5.32%	1.84%
1114 Avenue of the Americas	Class B Common Stock	—	—	—
New York, NY 10036

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has 10 votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of the Board of Directors rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of the Board of Directors.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2009 Revocable Trust (“CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2009 Revocable Trust (“HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts,” and individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney, individually and as Trustee of the Marianne E. Dolan Weber 2012 Descendants Trust and Patrick F. Dolan 2012 Descendants Trust; David M. Dolan, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”), as a Trustee of the Charles F. Dolan 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, Charles F. Dolan 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, Charles F. Dolan 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, Charles F. Dolan 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan and Charles F. Dolan 2010 Grandchildren Trust FBO Descendants of James L. Dolan (hereinafter collectively referred to as the “CFD 2010 Grandchildren Trusts,” and individually, a “CFD 2010 Grandchildren Trust”) and as a Trustee of the Charles F. Dolan 2012 Descendants Trust; Paul J. Dolan, as a Trustee of the Dolan Children Trusts FBO Kathleen M. Dolan and James L. Dolan and as a Trustee of the Kathleen M. Dolan 2012 Descendants Trust; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and Thomas C. Dolan; Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and Patrick F. Dolan, the Kathleen M. Dolan 2012 Descendants Trust, each of the 2009 Family Trusts, each of the CFD 2010 Grandchildren Trusts and as a Trustee of the Charles F. Dolan 2012 Descendants Trust; Brian G. Sweeney, as a Trustee of the Deborah A. Dolan-Sweeney 2012 Descendants Trust; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009

Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney; CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber; CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of James L. Dolan; Charles F. Dolan 2012 Descendants Trust; Deborah A. Dolan-Sweeney 2012 Descendants Trust; Kathleen M. Dolan 2012 Descendants Trust; Marianne E. Dolan Weber 2012 Descendants Trust and Patrick F. Dolan 2012 Descendants Trust. The Group Members may be deemed to beneficially own an aggregate of 12,394,230 shares of Class A Common Stock as a result of their beneficial ownership of (i) 909,822 shares of Class A Common Stock (including 697,876 shares of Class A Common Stock, and 230,750 shares of Class A Common Stock issuable upon the exercise of options granted pursuant to the Company’s Employee Stock Plan or Director Stock Plan, which on March 15, 2014, were unexercised but would be exercisable within a period of 60 days) and (ii) 11,484,408 shares of shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Individuals who are Group Members solely in their capacity as trustees of trusts that are Group Members beneficially own an additional 429,911 shares of Class A Common Stock. See footnotes (4) through (7), (9) through (26), (30) and (31).

(4)

Charles F. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 163,243 shares of Class A Common Stock (including 50,517 shares of Class A Common Stock, 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days owned personally and 1,726 shares of Class A Common Stock owned by the CFD 2009 Trust); and 637,557 shares of Class B Common Stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust; and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 254,836 shares of Class A common stock owned by the Dolan Family Foundation; 479,164 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust; 2,489,966 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts; and 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust. Includes 2,489,966 shares of Class B Common Stock owned by the 2009 Family Trusts; 1,501,208 shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust, which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefore. He disclaims beneficial ownership of 254,836 shares of Class A Common Stock owned by the Dolan Family Foundation; 479,164 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the HAD 2009 Trust; 2,489,966 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts; and 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust. See footnotes (5), (6), (20), (30) and (31).

(5)

Helen A. Dolan may be deemed to have (i) the sole power to vote or direct the vote of 479,164 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the HAD 2009 Trust and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 254,836 shares of Class A Common Stock owned by the Dolan Family Foundation; an aggregate of 163,243 shares of Class A Common Stock (including 50,517 shares of Class A Common Stock, 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Charles F. Dolan, and 1,726 shares of Class A Common Stock owned by the CFD 2009 Trust); 637,557 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2009 Trust; 2,489,966 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts; 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust. Includes 2,489,966 shares of Class B Common Stock owned by the 2009 Family Trusts; 1,501,208 shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust, which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 254,836 shares of Class A Common Stock owned of the Dolan Family Foundation, an aggregate of 163,243 shares of Class A Common Stock (including 50,517 shares of Class A Common Stock, 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days owned personally by her spouse and 1,726 shares of Class A Common Stock owned by the CFD 2009 Trust); 637,557 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2009 Trust; 2,489,966 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts; and 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust. See footnotes (4), (6), (20), (30) and (31).

(6)

Includes shares of Class A Common Stock issuable upon the exercise of options granted pursuant to the Company’s 2011 Employee Stock Plan, which on March 15, 2014, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A Common Stock for the following individuals: Charles F. Dolan 111,000; James L. Dolan 111,000; Patrick F. Dolan 3,000; Brian G. Sweeney 3,750; Edward A. Carroll 8,250, and 237,000 for all executive officers and directors as a group.

(7)

Includes shares of Class A Common Stock issuable upon the exercise of options granted pursuant to the Company’s 2011 Stock Plan for Non-Employee Directors, which on March 15, 2014, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A Common Stock for the following individuals: Leonard Tow 2,000 and Marianne Dolan Weber 2,000, and 4,000 for all executive officers and directors as a group.

(8)

Does not include restricted stock units granted under the Company’s 2011 Stock Plan for Non-Employee Directors, which represent a right to receive one share of Class A Common Stock or the cash equivalent thereof. These amounts include the following number of restricted stock units for the following individuals: James L. Dolan, 7,976; Kristin A. Dolan, 7,976; Thomas C. Dolan, 7,976; Brian G. Sweeney, 7,976; Patrick F. Dolan, 7,976; Marianne Dolan Weber, 7,976; William J. Bell, 7,976; Neil M. Ashe, 7,976; Alan D. Schwartz, 7,976; Leonard Tow, 7,976; Robert C. Wright, 7,976; Carl E. Vogel, 1,672; and Jonathan F. Miller, 1,648.

(9)

James L. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 178,644 shares of Class A Common Stock (including, 65,719 shares of Class A Common Stock, and 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally; 162,529 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally; and an aggregate of 1,925 shares of Class A Common Stock held as custodian for one or more of his children and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,621 shares of Class A Common Stock (including 6,221 shares of Class A Common Stock, and 400 shares of Class A Common Stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse, Kristin A. Dolan; 1,250 shares of Class A Common Stock owned jointly with his spouse; 3,450 shares of Class A Common Stock owned by members of his household; 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit and an aggregate of 34,060 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee. He disclaims beneficial ownership of an aggregate of 1,925 shares of Class A Common Stock held as custodian for one or more of his children; 3,450 shares of Class A Common Stock owned by members of his household; 6,621 shares of Class A Common Stock (including 6,221 shares of Class A Common Stock, and 400 shares of Class A Common Stock held in the Cablevision 401(k)

Savings Plan’s Cablevision Stock Fund) owned personally by his spouse; and 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion-thereof owned by the Dolan Children Trust for his benefit, and an aggregate of 34,060 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee.

(10)

Kathleen M. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,220 shares of Class A Common Stock owned personally; 4,481 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally; an aggregate of 2,300 shares of Class A common stock held as custodian for one or more minor children; and an aggregate of 30,312 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 223,364 shares of Class A common stock owned by the Dolan Children Trusts (of which 47,864 shares are held for her benefit) and an aggregate of 5,468,695 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts (of which 918,981 shares are held for her benefit) and for which she serves as co-trustee; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust. She disclaims beneficial ownership of an aggregate of 2,300 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee; an aggregate of 223,364 shares of Class A Common Stock owned by the Dolan Children Trusts (of which 47,864 shares are held for her benefit) and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts of which 918,981 shares are held for her benefit; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust.

(11)

Kristin A. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,621 shares of Class A Common Stock (including 6,221 shares of Class A Common Stock, and 400 shares of Class A Common Stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally, and an aggregate of 34,060 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 176,719 shares of Class A Common Stock (including 65,719 shares of Class A Common Stock, and 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, James L. Dolan; 162,529 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by her spouse; 1,250 shares of Class A Common Stock owned jointly with her spouse; an aggregate of 1,925 shares of Class A Common Stock held by her spouse as custodian for one or more of his children; 3,450 shares of Class A Common Stock owned by members of her household; 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse. She disclaims beneficial ownership of an aggregate 1,925 shares of Class A Common Stock held by her spouse as custodian for one or more of his children; 3,450 shares of Class A Common Stock owned by members of her household; 176,719 shares of Class A Common Stock (including 65,719 shares of Class A Common Stock, and 111,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; 162,529 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by her spouse; and 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse, and an aggregate of 34,060 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee.

(12)

Patrick F. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,550 shares of Class A Common Stock (including 5,550 shares of Class A Common Stock, and 3,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally; 24,444 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally; and (ii) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 4,256 shares of Class A Common Stock owned jointly with his spouse; 525 shares of Class A Common Stock owned personally by his spouse; 2,300 shares of Class A Common Stock owned by members of his household; 587 shares owned by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as co-trustee; 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit and 102,032 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Patrick F. Dolan 2012 Descendants Trust. He disclaims beneficial ownership of 525 shares of Class A Common Stock owned personally by his spouse; 2,300 shares of Class A Common Stock owned by members of his household; 587 shares of Class A Common Stock held by the Mucci Trust; 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit; and 102,032 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Patrick F. Dolan 2012 Descendants Trust.

(13)

Thomas C. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 17,228 shares of Class A Common Stock owned personally; 29,071 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally and (ii) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.

(14)

Brian G. Sweeney may be deemed to have (i) the sole power to vote or direct the vote of and dispose or direct the disposition of 30,773 shares of Class A Common Stock (including 27,023 shares of Class A Common Stock, and 3,750 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally; an aggregate of 7,675 shares Class A Common Stock held in trusts for his children for which he serves as co-trustee; and 197,645 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust, for which he serves as trustee and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 5,643 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by his spouse, Deborah A. Dolan-Sweeney; 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse; and an aggregate of 201,992 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Marianne E. Dolan Weber 2012 Descendants Trust and the Patrick F. Dolan 2012 Descendants Trust, for which his spouse serves as trustee. He disclaims beneficial ownership of the 5,643 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by his spouse; an aggregate of 7,675 shares of Class A Common Stock held in trusts for his children for which he serves as co-trustee; 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse; 197,645 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust; and an aggregate of 201,992 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Marianne E. Dolan Weber 2012 Descendants Trust and the Patrick F. Dolan 2012 Descendants Trust.

(15)

Deborah A. Dolan-Sweeney may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 5,643 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally; and an aggregate of 201,992 shares of Class A

Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the Marianne E. Dolan Weber 2012 Descendants Trust and the Patrick F. Dolan 2012 Descendants Trust, for which she serves as trustee and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 30,773 shares of Class A Common Stock (including 27,023 shares of Class A Common Stock, and 3,750 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, Brian G. Sweeney; an aggregate of 7,675 shares of Class A Common Stock held in trusts for her children for which her spouse serves as co-trustee; 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit; and 197,645 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Deborah A. Dolan-Sweeney 2012 Descendants Trust, for which her spouse serves as trustee. She disclaims beneficial ownership of 30,773 shares of Class A Common Stock (including 27,023 shares of Class A Common Stock, and 3,750 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; an aggregate of 7,675 shares of Class A Common Stock held in trusts for her children for which her spouse serves as co-trustee; 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit; 197,645 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Deborah A. Dolan- Sweeney 2012 Descendants Trust; and an aggregate of 201,992 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Marianne E. Dolan Weber 2012 Descendants Trust and the Patrick F. Dolan 2012 Descendants Trust.

(16)

Marianne Dolan Weber may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,000 shares of Class A Common Stock issuable upon exercise of options which on March 15, 2014 were unexercised but were exercisable within a period of 60 days owned personally; 8,359 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 900 shares of Class A Common Stock owned personally by her spouse, 1,150 shares of Class A Common Stock owned by a member of her household, and 47,864 shares of Class A Common Stock and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Marianne E. Dolan Weber 2012 Descendants Trust. She disclaims beneficial ownership of 900 shares of Class A Common Stock owned personally by her spouse, 1,150 shares of Class A Common Stock owned by a member of her household; and 47,864 shares of Class A Common Stock and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Marianne E. Dolan Weber 2012 Descendants Trust.

(17)

Paul J. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 96,550 shares of Class A Common Stock (including 5,108 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned by the CFD Trust No. 10) and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 5,907 shares of Class A Common Stock owned jointly with his spouse; an aggregate of 87,750 shares of Class A Common Stock and 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust. He disclaims beneficial ownership of an aggregate of 5,108 shares of Class A Common Stock held as custodian for one or more minor children; 91,442 shares of Class A Common Stock owned by the CFD Trust No. 10; an aggregate of 87,750 shares of Class A Common Stock and 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust.

(18)

Mary S. Dolan may be deemed to have (i) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,810 shares of Class A Common Stock held as custodian for one or more minor children and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 8,259 shares of Class A Common Stock owned jointly with her spouse; an aggregate of 47,864 shares of Class A Common Stock and 1,804,996 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust, an aggregate of 2,489,966 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts, an aggregate of 1,501,208 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the CFD 2010 Grandchildren Trusts, and 109,322 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the Charles F. Dolan 2012 Descendants Trust. She disclaims beneficial ownership of 6,810 shares of Class A Common Stock held as custodian for one or more minor children; an aggregate of 47,864 shares of Class A Common Stock and 1,804,996 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan; and 99,960 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Kathleen M. Dolan 2012 Descendants Trust, an aggregate of 2,489,966 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts, an aggregate of 1,501,208 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the CFD 2010 Grandchildren Trusts, and 109,322 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the Charles F. Dolan 2012 Descendants Trust.

(19)

Matthew J. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,750 shares of Class A Common Stock owned personally and 1,387 shares of Class A Common Stock held as custodian for his child and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 87,750 shares of Class A Common Stock and 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,387 shares of Class A Common Stock held as custodian for his child and an aggregate of 87,750 shares of Class A Common Stock and 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(20)

David M. Dolan may be deemed to have (i) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 300,936 shares of Class A Common Stock (including 1,731 shares of Class A Common Stock owned by the David M. Dolan Revocable Trust and 299,205 shares of Class A Common Stock owned by the Charles F. Dolan Charitable Remainder Trust) and (ii) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 8,312 shares of Class A Common Stock (including 2,300 shares of Class A Common Stock owned jointly with his spouse; 5,250 shares of Class A Common Stock owned by the Ann H. Dolan Revocable Trust, 762 shares of Class A Common Stock held by his spouse as custodian for a minor child); and an aggregate of 2,489,966 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts; an aggregate of 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust. He disclaims beneficial ownership of 299,205 shares of Class A Common Stock owned by the Charles F. Dolan Charitable Remainder Trust; 5,250 shares of Class A Common Stock owned by the Ann H. Dolan Revocable Trust; 762 shares of Class A Common Stock held by his spouse as custodian for a minor child; an aggregate of 2,489,966 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts, an aggregate of 1,501,208 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts; and 109,322 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by Charles F. Dolan 2012 Descendants Trust.

(21)

Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and dispose of the 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Kathleen M. Dolan.

(22)

Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and dispose of the 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney.

(23)

Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and dispose of the 47,864 shares of Class A Common Stock and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Marianne Dolan Weber.

(24)

Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and dispose of the 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Patrick F. Dolan.

(25)

Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and dispose of the 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan.

(26)

Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and dispose of the 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO James L. Dolan.

(27)	Includes shares of unvested restricted stock. These amounts include 133,165 shares of Class A Common Stock for Joshua W. Sapan.

(28)	Includes 1,337 shares for Mr. Carroll held indirectly through a 401(k); and 400 shares for Kristin A. Dolan held indirectly through a 401(k).

(29)

Does not include restricted stock units granted under the Company’s 2011 Employee Stock Plan, which represent a right to receive one share of Class A Common Stock or the cash equivalent thereof. The excluded number of restricted stock units for the following individuals are: Joshua W. Sapan 158,181; Edward A. Carroll 62,596; Sean S. Sullivan 32,786; Charles F. Dolan 19,915; and James G. Gallagher 19,072.

(30)

Mary S. Dolan and David M. Dolan serve as co-trustees and have the shared power to vote and dispose of the 862,306 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan. Charles F. Dolan may be deemed to share power to direct the disposition of the shares held by the trust because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

(31)

Mary S. Dolan and David M. Dolan serve as co-trustees and have the shared power to vote and dispose of the 828,245 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Charles F. Dolan 2009 Family Trust FBO James L. Dolan. Charles F. Dolan may be deemed to share power to direct the disposition of the shares held by the trust because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor.

(32)

Based upon the most recent Schedule 13G filed with the SEC on February 14, 2014, ClearBridge Investments, LLC, an investment adviser, has sole voting power over 4,711,418 shares of Class A Common Stock and sole dispositive power over 4,809,248 shares of Class A Common Stock.

(33)

Based upon the most recent Schedule 13G filed with the SEC on January 28, 2014, BlackRock Inc., an investment adviser, has sole voting power over 4,017,056 shares of Class A Common Stock and sole dispositive power over 4,625,536 shares of Class A Common Stock.

(34)

Based upon the most recent Schedule 13G filed with the SEC on February 10, 2014, The Vanguard Group, an investment adviser, has sole voting power over 37,537 shares of Class A Common Stock and sole dispositive power over 3,509,241 shares of Class A Common Stock.

(35)

Based upon the most recent Schedule 13G filed with the SEC on February 14, 2014, Luxor Capital Group, LP, an investment advisor, has shared voting power over 3,223,637 shares of Class A Common Stock and shared dispositive power over 3,223,637 shares of Class A Common Stock.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters in which holders of Class A Common Stock and Class B Common Stock vote together as a class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities have entered into a Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B Common Stock.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide to the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of March 15, 2014, the Dolan Parties owned approximately 6.0 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 52.4% of our Class B Common Stock, as well as approximately 1.1 million shares of Class A Common Stock, which represented approximately 2% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 9.8% of our Common Stock and approximately 35% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of March 15, 2014, the Children Trusts owned approximately 5.5 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 47.6% of our Class B Common Stock, as well as approximately 0.2 million shares of Class A Common Stock, which represented less than 1% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.9% of our Common Stock and approximately 31.3% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement have been included as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2011, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements so filed.

OTHER MATTERS

Matters To Be Raised At The 2014 Annual Meeting Not Included In This Proxy Statement

We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

Advance Notice of Proxy Holders and Qualified Representatives

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on May 28, 2014 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to AMC Networks Inc., Corporate Secretary, 11 Penn Plaza, New York, New York 10001.

Stockholder Proposals for 2015 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2015 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2015 annual meeting must submit their proposals to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001; Attention: Corporate Secretary on or before December 30, 2014. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2015 proxy statement.

In accordance with our Amended By-Laws, in order for proposals to be properly brought before the 2015 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001; Attention: Corporate Secretary, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by e-mail upon written request addressed to AMC Networks Inc., 11 Penn Plaza, New York, NY 10001; Attention: Corporate Secretary. You also may obtain our Annual Report on Form 10-K over the Internet at the Securities and Exchange Commission’s website, www.sec.gov, or at www.amcnetworks.com by clicking on “Investors,” then “Financial Information” and follow the link from our “SEC Filings” page.

Anne G. Kelly
Senior Vice President and Secretary

New York, New York

April 29, 2014

AMC NETWORKS INC. II PENN PLAZA NEW YORK, NY 10001

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

Notice of Internet availability of Proxy Materials:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 9, 2014 (June 5, 2014 for participants in the AMC Networks 401(k) Savings Plan, Cablevision 401(k) Savings Plan or MSG Holdings, L.P. 401(k) Savings Plan). Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 9, 2014 (June 5, 2014 for participants in the AMC Networks 401(k) Savings Plan, Cablevision 401(k) Savings Plan or MSG Holdings, L.P. 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMC Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 9, 2014.

If you vote by Internet or by telephone you do NOT need to mail back your proxy card.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by AMC Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Form 10-Ks electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM

Questions? Please contact us at 1-866-232-3037

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M71723-TBD            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLASS A STOCKHOLDERS AMC NETWORKS INC.
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the Director nominees listed in Proposal (1) and FOR Proposal (2), as more fully described in the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following Director nominees:

1.	Election of the following nominees as Directors:				For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	(01) (02) (03)	Neil M. Ashe Jonathan F. Miller Alan D. Schwartz	(04) (05) (06)	Leonard Tow Carl E. Vogel Robert C. Wright

The Board of Directors recommends you vote FOR the following proposal:										For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2014									☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]				Date				Signature (Joint Owners)	Date

How do I attend the Annual Meeting in person? What do I need to bring?

This year an admission ticket will be required if you desire to attend the Annual Meeting in person. To be admitted to the 2014 Annual Meeting, you must have been a stockholder at the close of business on the record date of April 14, 2014 or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the Annual Meeting.

To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter your 12-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on May 30, 2014. For questions about admission to the Annual Meeting, please call 1-866-232-3037.

Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m., on May 28, 2014 in order to allow enough time for the issuance of an admission ticket to such person. For further details, read Other Matters, “Advance Notice of Proxy Holders and Qualified Representatives” in the Proxy Statement.

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons, attendees may also be subject to security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

DIRECTIONS TO THE PALEY CENTER FOR MEDIA

The Paley Center for Media is the site of our 2014 Annual Meeting of Stockholders.

The Paley Center for Media is located at 25 West 52nd Street, (between Fifth and Sixth Avenues), New York, New York 10019.

BY SUBWAY:

Take any of the following subway lines: E or M to Fifth Avenue and 53rd Street; N or R to 49th Street and Seventh Avenue;

1 to 50th Street and Broadway; B, D, F, or M to 47th-50th Street/Rockefeller Center. The Paley Center is located on 52nd Street (between Fifth and Sixth Avenues).

BY CAR OR TAXI:

From the East: Take I-495 West toward New York/Midtown Tunnel/Manhattan. Take the exit toward 38th-40th St.s/37th St. Turn slight left onto East 37th Street. Take the first right onto 3rd Avenue. Turn left onto East 42nd Street. Turn right onto 6th Avenue/Avenue of the Americas. Turn right onto West 52nd Street. The Paley Center will be on the left.

From the West: Take NJ-495 East/Lincoln Tunnel toward New York City. Continue onto the Lincoln Tunnel. Take the exit toward Dyer Avenue. Keep left at the fork, follow signs for New York 9A/42nd Street/Uptown/Theater District. Make slight right onto Dyer Avenue. Turn right onto West 42nd Street. Turn left onto Sixth Avenue. Turn right onto West 52nd Street. The Paley Center will be on the left.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

▲ FOLD AND DETACH HERE ▲	M71724-TBD

        CLASS A PROXY

AMC NETWORKS INC.

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on June 10, 2014

The undersigned hereby appoints Sean S. Sullivan, James G. Gallagher and Anne G. Kelly, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of AMC Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York, on Tuesday, June 10, 2014, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all the said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy but do not give any direction, this proxy will be voted “FOR” each of the Director nominees in Proposal (1), “FOR” Proposal (2) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks 401(k) Savings Plan, Cablevision 401(k) Savings Plan, MSG Holdings, L.P. 401(k) Savings Plan: If shares of AMC Networks Inc. Class A Common Stock are held in any of these plans, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plans, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on June 5, 2014 so that the Trustee (who votes the shares on behalf of the Plans’ participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information.

Important Notice: All meeting attendees will be asked to bring their admission ticket and present a valid, government-issued photo identification card (federal, state, or local), such as a driver’s license or passport, before entering the meeting and proof of stock ownership as of April 14, 2014 (the “Record Date”). In addition, cameras, transmission and other recording devices, including the use of cell phones, will not be permitted at the meeting, and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of AMC Networks Inc.

(Continued and to be signed on the reverse side)

AMC NETWORKS INC. II PENN PLAZA NEW YORK, NY 10001	Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
Notice of Internet availability of Proxy Materials:
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 9, 2014. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 9, 2014. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMC Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 9, 2014.
If you vote by Internet or by telephone you do NOT need to mail back your proxy card.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by AMC Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Form 10-Ks electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
TO ATTEND THE ANNUAL MEETING YOU MUST OBTAIN AN ADMISSION TICKET AT WWW.PROXYVOTE.COM
Questions? Please contact us at 1-866-232-3037

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M71725-TBD            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLASS B STOCKHOLDERS AMC NETWORKS INC.
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the Director nominees listed in Proposal (1) and FOR Proposal (2), as more fully described in the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following Director nominees:

1.	Election of the following nominees as Directors:				For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	(01) (02) (03) (04)	William J. Bell Charles F. Dolan James L. Dolan Kristin A. Dolan	(05) (06) (07) (08)	Patrick F. Dolan Thomas C. Dolan Brian G. Sweeney Marianne Dolan Weber

The Board of Directors recommends you vote FOR the following proposal:										For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2014									☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]				Date				Signature (Joint Owners)	Date

How do I attend the Annual Meeting in person? What do I need to bring?

This year an admission ticket will be required if you desire to attend the Annual Meeting in person. To be admitted to the 2014 Annual Meeting, you must have been a stockholder at the close of business on the record date of April 14, 2014 or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket or proper identification may be denied admission to the Annual Meeting.

To obtain an admission ticket, go to www.proxyvote.com or call 1-866-232-3037. You will need to enter your 12-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on May 30, 2014. For questions about admission to the Annual Meeting, please call 1-866-232-3037.

Please note that you will need your ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m., on May 28, 2014 in order to allow enough time for the issuance of an admission ticket to such person. For further details, read Other Matters, “Advance Notice of Proxy Holders and Qualified Representatives” in the Proxy Statement.

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the meeting. To ensure the safety of all persons, attendees may also be subject to security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

DIRECTIONS TO THE PALEY CENTER FOR MEDIA

The Paley Center for Media is the site of our 2014 Annual Meeting of Stockholders.

The Paley Center for Media is located at 25 West 52nd Street, (between Fifth and Sixth Avenues), New York, New York 10019.

BY SUBWAY:

Take any of the following subway lines: E or M to Fifth Avenue and 53rd Street; N or R to 49th Street and Seventh Avenue;

1 to 50th Street and Broadway; B, D, F, or M to 47th-50th Street/Rockefeller Center. The Paley Center is located on 52nd Street (between Fifth and Sixth Avenues).

BY CAR OR TAXI:

From the East: Take I-495 West toward New York/Midtown Tunnel/Manhattan. Take the exit toward 38th-40th St.s/37th St. Turn slight left onto East 37th Street. Take the first right onto 3rd Avenue. Turn left onto East 42nd Street. Turn right onto 6th Avenue/Avenue of the Americas. Turn right onto West 52nd Street. The Paley Center will be on the left.

From the West: Take NJ-495 East/Lincoln Tunnel toward New York City. Continue onto the Lincoln Tunnel. Take the exit toward Dyer Avenue. Keep left at the fork, follow signs for New York 9A/42nd Street/Uptown/Theater District. Make slight right onto Dyer Avenue. Turn right onto West 42nd Street. Turn left onto Sixth Avenue. Turn right onto West 52nd Street. The Paley Center will be on the left.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

▲ FOLD AND DETACH HERE ▲	M71726-TBD

        CLASS B PROXY

AMC NETWORKS INC.

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on June 10, 2014

The undersigned hereby appoints Sean S. Sullivan, James G. Gallagher and Anne G. Kelly, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of AMC Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York, on Tuesday, June 10, 2014, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all the said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Important Notice: All meeting attendees will be asked to bring their admission ticket and present a valid, government-issued photo identification card (federal, state, or local), such as a driver’s license or passport, before entering the meeting and proof of stock ownership as of April 14, 2014 (the “Record Date”). In addition, cameras, transmission and other recording devices, including the use of cell phones, will not be permitted at the meeting, and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of AMC Networks Inc.

(Continued and to be signed on the reverse side)